UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Cornerstone OnDemand, Inc.

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April 26, 2019

Dear Cornerstone OnDemand, Inc. Stockholders:

You are cordially invited to attend our 2019 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Tuesday, June 11, 2019 at 1:00 p.m. Pacific Time at the Company’s headquarters, located at 1601 Cloverfield Blvd., Suite 620 South, Santa Monica, California 90404.

At the Annual Meeting, stockholders will be asked to vote on the proposals set forth in the Notice of 2019 Annual Meeting of Stockholders and described in the accompanying proxy statement.

It is important that your shares of the Company’s common stock are represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Voting your proxy will ensure your representation at the Annual Meeting. We urge you to carefully review the proxy materials and to vote your shares: “FOR” the election of each of the two directors nominated by our board of directors to serve until our next annual meeting of stockholders; “FOR” the approval, on an advisory basis, of the compensation of our named executive officers; “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and “FOR” the approval of an amendment and restatement of the Cornerstone OnDemand, Inc. 2010 Equity Incentive Plan.

Thank you for your continued support of Cornerstone OnDemand, Inc.

Sincerely,

/s/ Adam L. Miller Adam L. Miller Chief Executive Officer	/s/ Elisa A. Steele Elisa A. Steele Chair of the Board of Directors

CORNERSTONE ONDEMAND, INC.

1601 Cloverfield Blvd., Suite 620 South

Santa Monica, California 90404

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, June 11, 2019

at 1:00 p.m. Pacific Time

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Cornerstone OnDemand, Inc., a Delaware corporation, will be held at the Company’s headquarters, located at 1601 Cloverfield Blvd., Suite 620 South, Santa Monica, California 90404 on Tuesday, June 11, 2019 at 1:00 p.m. Pacific Time and, if applicable, at any adjournments or postponements thereof. At the Annual Meeting, our stockholders will be asked:

1	To elect two directors to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified;

2	To approve, on an advisory basis, the compensation of our named executive officers;

3	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

4	To approve an amendment and restatement of the Cornerstone OnDemand, Inc. 2010 Equity Incentive Plan; and

5	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The accompanying proxy statement more fully describes these proposals.

We have elected to take advantage of a U.S. Securities and Exchange Commission rule that allows us to furnish our proxy materials over the Internet to our stockholders rather than in paper form. We believe that this delivery process reduces our environmental impact and lowers the cost of printing and distributing our proxy materials without affecting our stockholders’ timely access to this important information. Accordingly, unless you have previously requested to receive our proxy materials in paper form, you should have received a Notice of Internet Availability of Proxy Materials (the “Notice”), which we expect to mail on or about April 26, 2019. The Notice explains how to access our proxy materials and vote by telephone or over the Internet.

Our board of directors has fixed the close of business on April 18, 2019 as the record date for the Annual Meeting. Only stockholders of record on April 18, 2019 are entitled to receive notice of and vote at the Annual Meeting. All stockholders are invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by following the instructions in the Notice. Any stockholder attending the Annual Meeting may vote in person even if he, she or it has voted using the Internet, telephone or proxy card, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote such stockholder casts at the Annual Meeting. For further information, please see the information in the Notice and in the accompanying proxy statement.

By order of the Board of Directors

/s/ Adam L. Miller Adam L. Miller Chief Executive Officer	/s/ Elisa A. Steele Elisa A. Steele Chair of the Board of Directors

Santa Monica, California

April 26, 2019

YOUR VOTE IS EXTREMELY IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY TELEPHONE OR INTERNET AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, YOU MAY REQUEST A PAPER PROXY CARD, WHICH YOU MAY COMPLETE, SIGN AND RETURN BY MAIL.

CORNERSTONE ONDEMAND, INC.

FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, June 11, 2019

at 1:00 p.m. Pacific Time

GENERAL INFORMATION

We are providing you with this proxy statement and the enclosed form of proxy in connection with the solicitation by the board of directors of Cornerstone OnDemand, Inc. of proxies to be used at our 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be at held at the Company’s headquarters, located at 1601 Cloverfield Blvd., Suite 620 South, Santa Monica, California 90404, on Tuesday, June 11, 2019 at 1:00 p.m. Pacific Time and, if applicable, at any adjournment or postponement thereof. This proxy statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures. As used herein, “we,” “us,” “our,” “Cornerstone” or the “Company” refers to Cornerstone OnDemand, Inc., a Delaware corporation.

This proxy statement and our annual report to stockholders were first made available to our stockholders on or about April 26, 2019.

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. You should read this entire proxy statement carefully before voting your shares. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with the “notice and access” rules of the U.S. Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy statement, proxy card and annual report (collectively, the “proxy materials”) to stockholders entitled to vote at the Annual Meeting, we are furnishing the proxy materials to our stockholders over the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet. If you received a Notice by mail and would like to receive a printed copy of the proxy materials, please follow the instructions for requesting such materials included in the Notice.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS

What matters will be voted on at the Annual Meeting?

At the Annual Meeting, stockholders will be voting on:

•	the election of two directors to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified;

•	a proposal to approve, on an advisory basis, the compensation of our named executive officers;

•	a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019;

•	a proposal to approve an amendment and restatement of the Cornerstone OnDemand, Inc. 2010 Equity Incentive Plan; and

•	any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

•	FOR the election of Dean Carter and Elisa A. Steele to serve as directors until our next annual meeting of stockholders or until their respective successors are duly elected and qualified;

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers;

•	FOR the approval of an amendment and restatement of the Cornerstone OnDemand, Inc. 2010 Equity Incentive Plan; and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our board of directors does not intend to bring any other matters to be voted on at the Annual Meeting. We are not currently aware of any other matters that may properly be presented by others for action at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on April 18, 2019, the record date for the Annual Meeting, are entitled to receive notice of and vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the record date. As of the record date, there were 59,601,995 shares of our common stock outstanding and entitled to vote at the Annual Meeting. No shares of preferred stock were outstanding.

A complete list of the stockholders entitled to vote at the Annual Meeting will be available at our headquarters, located at 1601 Cloverfield Blvd., Suite 620 South, Santa Monica, California 90404, during regular business hours for the ten days prior to the Annual Meeting. This list also will be available during the Annual Meeting at the meeting location. Stockholders may examine the list for any legally valid purpose related to the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record. If, at the close of business on the record date, your shares of our common stock are registered directly in your name with Computershare Trust Company, N.A., our transfer agent, you are considered to be the stockholder of record of such shares. Throughout this proxy statement, we refer to registered stockholders as “stockholders of record.” If you are a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial Owner. If, at the close of business on the record date, your shares of our common stock were held in a brokerage account or by a bank or other nominee on your behalf, you are considered to be the “beneficial owner” of shares of common stock held in “street name.” Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “beneficial owner.” If you are a beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may not vote your shares with respect to any non-routine matters, but it may, in its discretion, vote your shares with respect to routine matters. Please see “What if I do not specify how my shares are to be voted?” for a description of routine versus non-routine matters.

Do I have to do anything in advance if I plan to attend the Annual Meeting in person?

Stockholders of Record. If you are a stockholder of record, you do not need to do anything in advance to attend and/or vote your shares in person at the Annual Meeting, but you will need to present government-issued photo identification for entrance to the Annual Meeting.

Beneficial Owner. If you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy. For entrance to the Annual Meeting, you will need to present government-issued photo identification and provide proof of beneficial ownership as of the record date, such as the notice or voting instructions you received from your broker, bank or other nominee or a brokerage statement reflecting your ownership of shares as of the record date.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, there are several ways for you to vote your shares:

•

Over the Internet, by telephone or by mail. If you are a stockholder of record, you may instruct the proxy holders how to vote your shares by using the Internet voting site or the toll-free telephone number listed on the enclosed proxy card. Alternatively, you may complete, sign, date and return the proxy card in the postage pre-paid envelope provided. Please sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than June 10, 2019 for your shares to be voted at the Annual Meeting. Specific instructions for using the telephone and Internet voting systems are on the proxy card. The telephone and Internet voting systems for stockholders of record will be available until 11:59 p.m. Eastern Time on June 10, 2019. Regardless of the method you select to transmit your voting instructions, the proxy holders will vote your shares in accordance with your instructions. If you sign and return a proxy card without giving specific voting instructions with respect to one or more proposals, your shares will be voted as recommended by our board of directors.

•

In person at the Annual Meeting. You may vote your shares in person at the Annual Meeting by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy card or voting instructions by mail or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

Beneficial Owners. If you are a beneficial owner, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee.

Can I revoke or change my vote after I submit my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or by telephone;

•	signing and returning a new proxy card with a later date;

•

delivering a written revocation to our General Counsel at Cornerstone OnDemand, Inc., 1601 Cloverfield Blvd., Suite 620 South, Santa Monica, California 90404, by 11:59 Eastern Time on June 10, 2019; or

•	attending the Annual Meeting and voting in person.

Beneficial Owners. If you are a beneficial owner, you must contact the broker, bank or other nominee holding your shares and follow its instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•

FOR the election of Dean Carter and Elisa A. Steele to serve as directors until our next annual meeting of stockholders or until their respective successors are duly elected and qualified (Proposal 1);

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 2);

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019 (Proposal 3);

•	FOR the approval of an amendment and restatement of the Cornerstone OnDemand, Inc. 2010 Equity Incentive Plan (Proposal 4); and

•	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker, bank or other nominee that holds your shares with voting instructions, your broker, bank or other nominee will determine if it has the discretionary authority to vote on the particular matter. Brokers, banks and other nominees do not have discretion to vote on non-routine matters. Proposals 1, 2 and 4 are non-routine matters, while Proposal 3 is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may not vote your shares with respect to Proposals 1, 2 or 4, which would result in a broker non-vote, but may, in its discretion, vote your shares with respect to Proposal 3. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What constitutes a quorum, and why is a quorum required?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. A quorum exists when at least a majority of the outstanding shares entitled to vote at the close of business on the record date are represented at the Annual Meeting, either in person or by proxy. As of the close of business on the record date, we had 59,601,995 shares of common stock outstanding and entitled to vote at the Annual Meeting, meaning that 29,800,998 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is not a quorum, the chairperson of the Annual Meeting or a majority of the shares present in person or represented by proxy at the Annual Meeting may adjourn the meeting to a later date.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, an abstention for Proposals 2, 3 or 4 will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against such proposal.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for the purpose of calculating whether a quorum is present at the Annual Meeting. Thus, a broker non-vote will make a quorum more readily attainable, but will not otherwise affect the outcome of the vote on Proposals 1, 2, 3 and 4.

What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Proposal 1 — Election of directors	Plurality of voting power of shares present and entitled to vote	No

Proposal 2 — Approval of an advisory resolution to approve named executive officer compensation	Majority of voting power of shares present and entitled to vote	No

Proposal 3 — Ratification of the appointment of independent registered public accounting firm	Majority of voting power of shares present and entitled to vote	Yes

Proposal 4 — Approval of an amendment and restatement of the Cornerstone OnDemand, Inc. 2010 Equity Incentive Plan	Majority of voting power of shares present and entitled to vote	No

With respect to Proposal 1, you may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. The two director nominees receiving the most FOR votes will be elected. You may not cumulate votes in the election of directors. Any shares not voted FOR a particular nominee (whether as a result of a vote being withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have ABSTAINED from voting on Proposal 1, and such abstention will have no effect on the outcome of the vote.

With respect to Proposals 2, 3 and 4, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal 2, 3 or 4, the abstention will have the same effect as a vote AGAINST the proposal.

Who will count the votes?

Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged to receive and tabulate stockholder votes. Broadridge will also certify the election results and perform any other acts required by the Delaware General Corporation Law.

Who is paying for the costs of this proxy solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokerage houses and other nominees holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We have hired Innisfree M&A Incorporated to act as our proxy solicitor in connection with the Annual Meeting. We expect to pay Innisfree a fee of $25,000, plus reimbursable expenses and customary charges, for these services.

How can I find the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting. Final results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Current Report on Form 8-K and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business and affairs are managed under the direction of our board of directors, which is currently composed of ten members. Nine of our current directors are independent within the meaning of the listing standards of The Nasdaq Stock Market (“Nasdaq”).

On January 12, 2018, Harold W. Burlingame, one of our current directors, notified us of his decision to retire from our board of directors at the Annual Meeting.

The following table sets forth the names, ages as of February 28, 2019, and certain other information for each of our directors who will continue to serve after the Annual Meeting and for each of our director nominees:

Name	Age	Director Since
Adam L. Miller	49	1999
Dean Carter	54	2017
Robert Cavanaugh	50	2015
Richard Haddrill	65	2018
Joe Osnoss	41	2017
Marcus S. Ryu	45	2018
Kristina Salen	47	2014
Elisa A. Steele	52	2018
Steffan C. Tomlinson	47	2017

There is no family relationship among any of the nominees, directors and/or any of our executive officers. Our executive officers serve at the discretion of our board of directors. Further information about our directors, including each of the director nominees, is provided below.

Adam L. Miller founded the Company and has been our Chief Executive Officer and a member of our board of directors since May 1999. In addition to strategy, sales and operations, Mr. Miller has led our product development efforts since our inception. Prior to founding Cornerstone, Mr. Miller was an investment banker with Schroders plc, a financial services firm. Since its formation, Mr. Miller has served as the Chairman of the Cornerstone OnDemand Foundation, which leverages Cornerstone’s expertise, solutions and partner ecosystem to help empower communities. Since February 2017, Mr. Miller has served on the board of directors of Mindbody, Inc., a software provider for class- and appointment-based businesses. Mr. Miller also writes and speaks extensively about talent management and on-demand software. Mr. Miller holds a J.D. from the School of Law of the University of California, Los Angeles (UCLA), an M.B.A. from UCLA’s Anderson School of Business, a B.A. from the University of Pennsylvania (Penn) and a B.S. from Penn’s Wharton School of Business. He also earned C.P.A. (inactive) and Series 7 certifications. We believe that Mr. Miller possesses specific attributes that qualify him to serve as a member of our board of directors, including his operational expertise and the historical knowledge and perspective he has gained as our Chief Executive Officer and one of our founders.

Dean Carter has been a member of our board of directors since May 2017. Mr. Carter has served as Vice President of Human Resources and Shared Services at Patagonia, Inc., a designer of outdoor clothing and gear, since May 2015. From June 2010 to April 2015, Mr. Carter served as Chief Human Resources Officer and Vice President of Talent and Human Capital Services at Sears Holdings Corporation, a nationwide retailer. From January 2000, to January 10, 2010, Mr. Carter served as Chief Human Resources Officer at Fossil Group, Inc., a design, marketing and distribution company. Mr. Carter holds a B.S. in Organizational Communication from the University of Texas at Austin. We believe that Mr. Carter’s extensive experience in human resources and management qualifies him to serve as a member of our board of directors.

Robert Cavanaugh has been a member of our board of directors since April 2015. Mr. Cavanaugh has served as the President of Accolade, Inc., a private company that operates a consumer healthcare engagement platform, since May 2018, and previously served as President of Field Operations at Accolade, Inc. from November 2015 to May 2018. Prior to joining Accolade, Inc., Mr. Cavanaugh served in several roles, including as President Worldwide Enterprise, SMB & Government, at Concur Technologies, Inc., a provider of integrated travel and expense management solutions, from 1999 to April 2015. Prior to joining Concur Technologies, Inc., Mr. Cavanaugh held consulting and implementation management positions at Seeker Software and Ceridian Corporation. Mr. Cavanaugh holds a B.S. in Business Administration from Norwich University. We believe that Mr. Cavanaugh possesses specific attributes that qualify him to serve as a member of our board of directors, including his experience managing technology companies, in the software industry and with SaaS.

Richard Haddrill has been a member of our board of directors since June 2018. Mr. Haddrill has served as Founder and Member of The Groop, LLC, a private investment management firm, since January 2018. Mr. Haddrill has served as Vice Chairman of Scientific Games Corporation, a provider of technology-based products and services for gaming and lottery organizations (“SGC”), since February 2018. Mr. Haddrill was employed as Executive Vice Chairman of SGC starting in December 2014, following SGC’s acquisition of Bally Technologies, Inc., a gaming company, in November 2014. Previously, Mr. Haddrill served as Chief Executive Officer of Bally from 2004 to 2012 and from May 2014 until SGC’s acquisition of Bally, and served on the board of directors of Bally from April 2003 until SGC’s acquisition of Bally. Previously Mr. Haddrill served as the Chief Executive Officer of two other public companies, Manhattan Associates, Inc. and Powerhouse Technologies, Inc. He is a business graduate of the University of Michigan. We believe that Mr. Haddrill’s extensive experience as an executive and/or director for public and private technology, software and gaming companies qualifies him to serve as a member of our board of directors.

Joseph Osnoss has been a member of our board of directors since December 2017. Mr. Osnoss serves as a managing director based in the New York office of Silver Lake, which he joined in 2002. From 2010 to 2014, he was based in London, where he helped oversee the firm’s activities in EMEA. He serves on the boards of several software, services and transaction processing companies, including Cast & Crew, Cegid, Global Blue, LightBox and Sabre Corporation. He also is closely involved with Silver Lake’s investment in Red Ventures and previously served on the boards of Cast & Crew, Interactive Data Corporation, Mercury Payment Systems and Virtu Financial. Mr. Osnoss graduated summa cum laude from Harvard College, with an A.B. in Applied Mathematics and a citation in French language. He also has served as visiting professor of finance at the London School of Economics. We believe that Mr. Osnoss’s extensive experience in private equity investing, including the technology sector, and service on the boards of directors of other companies, both domestically and internationally, qualify him to serve as a member of our board of directors.

Marcus S. Ryu has been a member of our board of directors since June 2018. Mr. Ryu has served as a director of and in various other positions at Guidewire Software, Inc., a provider of software products for property and casualty insurers, since 2001, including as Chief Executive Officer and President. From 2000 to 2001, Mr. Ryu served as Vice President of Strategy at Ariba, Inc. From 1998 to 2000, Mr. Ryu served as a consultant at McKinsey & Company. Mr. Ryu served on the boards of directors of Opower, Inc., a software company in the utilities space, from August 2013 until its sale to Oracle Corporation in June 2016, and Mulesoft, Inc., a software company, from December 2017 until its sale to salesforce.com in May 2018. Mr. Ryu holds an A.B. from Princeton University and a B.Phil. from New College, Oxford University. We believe that Mr. Ryu is qualified to serve as a member of our board of directors because of his experience as a public company chief executive officer and his knowledge of selling software into a large vertical industry.

Kristina Salen has been a member of our board of directors since July 2014. Ms. Salen has served as Chief Financial Officer of Moda Operandi, Inc., an online luxury retail and fashion platform, since February 2019. Previously, Ms. Salen served as Chief Financial Officer and Chief Operating Officer of Translations Enterprises, LLC, an artist services company, from July 2017 to October 2018. Prior to that, Ms. Salen served as Chief Financial Officer of Etsy, Inc., an online marketplace, from 2013 until 2017. Prior to Etsy, Ms. Salen led the media, Internet, and telecommunications research group of FMR LLC d/b/a Fidelity Investments, a multinational financial services company, from January 2006 to January 2013. Prior to Fidelity, Ms. Salen worked in various financial and executive roles at several companies, including Oppenheimer Capital LLC, an investment firm, from June 2002 to December 2005; Merrill Lynch & Co., Inc., a financial services corporation acquired by Bank of America Corporation in January 2009, from June 1997 to June 2001; Lazard Freres & Co. LLC, a global financial advisory and asset management firm, from April 1996 to June 1997; and SBC Warburg, an investment bank, from December 1994 to April 1996. Ms. Salen holds a B.A. in Political Science from Vassar College and an M.B.A. from Columbia University. We believe Ms. Salen possesses specific attributes that qualify her to serve as a member of our board of directors, including her financial expertise and her experience leading and managing technology companies.

Elisa A. Steele has been a member of our board of directors since June 2018. Ms. Steele has served as the Chief Executive Officer of Namely, Inc., a human resources software company, since August 2018 and has served as a board member or advisor to various technology companies since July 2017. From January 2014 to July 2017, Ms. Steele served in various positions at Jive Software, Inc., a communication and collaboration software company, including as Chief Executive Officer and President from February 2015 to July 2017. From August 2013 to December 2013, Ms. Steele served as Corporate Vice President and Chief Marketing Officer of Consumer Applications and Services at Microsoft Corporation, a worldwide provider of software, services and solutions. Ms. Steele served as Chief Marketing Officer of the Skype business (owned by Microsoft) from July 2012 to August 2013. Prior to joining Microsoft’s Skype business, Ms. Steele served as Executive Vice President and Chief Marketing Officer at Yahoo! Inc., an internet services company. Ms. Steele has served as a director of Splunk Inc., a provider of real-time operational intelligence software, since September 2017. Ms. Steele holds a B.S. in Business Administration from the University of New Hampshire and an M.B.A. from San Francisco State

University. We believe that Ms. Steele’s extensive executive-level experience in marketing and products at a number of public and private technology companies qualifies her to serve as a member of our board of directors.

Steffan C. Tomlinson has been a member of our board of directors since May 2017. Mr. Tomlinson has served as Chief Financial Officer at Google Cloud, a business unit of Google LLC that provides cloud computing services, since April 2019. Mr. Tomlinson served as Chief Financial Officer of Palo Alto Networks, Inc., a cyber security company, from February 2012 to March 2018. Prior to this role, Mr. Tomlinson served as Chief Financial Officer at Arista Networks, Inc., a provider of cloud networking solutions, from September 2011 to January 2012. Mr. Tomlinson was a Partner of and served as Chief Administrative Officer at Silver Lake Kraftwerk, a private investment firm, from April 2011 to September 2011. Mr. Tomlinson served as Chief Financial Officer at Aruba Networks, Inc., a provider of intelligent wireless LAN switching systems, from September 2005 to March 2011. Mr. Tomlinson served in several financial roles and ultimately served as Chief Financial Officer at Peribit Networks, Inc., a provider of WAN optimization technology, from October 2000 until August 2005. Mr. Tomlinson served on the boards of directors of Qlik Technologies Inc., from January 2013 to June 2016, and Riverbed Technology, Inc., from September 2014 to April 2015. Mr. Tomlinson holds a B.A. in Sociology from Trinity College and an M.B.A. from Santa Clara University. We believe Mr. Tomlinson possesses specific attributes that qualify him to serve as a member of our board of directors, including his experience in the management of technology companies and his financial expertise in the software industry.

Overview

Our board of directors oversees our Chief Executive Officer and other senior management in the competent and ethical operation of our business and affairs and ensures that the long-term interests of our stockholders are being served. The key practices and procedures of our board of directors are outlined in our Corporate Governance Principles, which are available on the Investor Relations page of our website at investors.cornerstoneondemand.com, under “Governance.”

Leadership Structure

Pursuant to our Corporate Governance Principles, the roles of Chairperson and Chief Executive Officer may be filled by the same or different individuals. This allows our board of directors flexibility to determine whether the two roles should be combined or separated based on our needs and our board of directors’ assessment of our leadership from time to time. In June 2018, Ms. Steele began serving as Chairperson.

Our board of directors believes that this leadership structure, which separates the Chief Executive Officer and Chairperson roles, is appropriate at this time in light of the evolution of our business and operating environment. In particular, our board of directors believes that this structure clarifies the individual roles and responsibilities of the Chief Executive Officer and Chairperson, streamlines decision-making, and enhances accountability.

Our board of directors, including each of its committees, has full access to members of management, either as a group or individually, and to information deemed necessary to fulfill the obligations of our board of directors and its committees.

The Board’s Role in Risk Oversight

Our management has day-to-day responsibility for identifying risks facing the Company, including implementing suitable mitigating processes and controls, assessing risks in relation to the Company’s strategies and objectives, and appropriately managing risks in a manner that serves the best interests of the Company, its stockholders, and other stakeholders. Our board of directors is responsible for ensuring that an appropriate culture of risk management exists within the Company, overseeing its aggregate risk profile, and assisting management in addressing specific risks.

Generally, various committees of our board of directors oversee risks associated with their respective areas of responsibility and expertise. For example, our Audit Committee oversees, reviews and discusses with management and our independent registered public accounting firm, our major financial reporting and accounting risk exposures and the steps management has taken to monitor and mitigate those exposures. Our Compensation Committee oversees risks associated with our compensation policies, plans and practices. Our Nominating and Corporate Governance Committee oversees the management of risks associated with director independence and board of directors’ composition and organization. Management and other employees report to our board of directors and/or relevant committee(s) from time to time on risk-related issues.

Director Independence

Under the listing standards of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the listing standards of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of Nasdaq. In addition, compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of Nasdaq.

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of Dean Carter, Robert Cavanaugh, Richard Haddrill, Joseph Osnoss, Marcus S. Ryu, Kristina Salen, Elisa A. Steele and Steffan Tomlinson, representing eight of the nine directors who will serve on our board of directors following the Annual Meeting if Proposal 1 (election of directors) is approved by our stockholders, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of such director or director nominee and that each of these directors or director nominees is “independent” as that term is defined under the listing standards of Nasdaq. In addition, our board of directors determined that Harold W. Burlingame, who will continue to serve as a director until his term expires at the Annual Meeting, is also independent. Our board of directors also determined that Messrs. Burlingame, Haddrill and Tomlinson and Ms. Salen, who currently comprise our Audit Committee, Messrs. Burlingame, Carter and Tomlinson, who currently comprise our Compensation Committee, and Messrs. Carter, Cavanaugh, Osnoss and Ryu, who currently comprise our Nominating and Corporate Governance Committee, satisfy the independence standards for those committees established by applicable SEC rules and the listing standards of Nasdaq. In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence.

Investment Agreement

Pursuant to the terms of an investment agreement (the “Investment Agreement”) among the Company and certain affiliates of Silver Lake Group, L.L.C. (“Silver Lake”), Silver Lake became entitled to nominate two individuals to our board of directors. As long as Silver Lake or its affiliates beneficially own shares of our common stock (assuming conversion of the convertible notes held by Silver Lake) representing in excess of 10% of the outstanding shares of our common stock, Silver Lake will maintain the right to nominate two individuals for election to our board of directors, at least one of whom will be a managing director, director, officer, senior-level employee or advisor of Silver Lake or certain of its affiliates. As long as Silver Lake or its affiliates beneficially own shares of our common stock (assuming conversion of the convertible notes held by Silver Lake) representing in excess of 4% of the outstanding shares of our common stock, Silver Lake will maintain the right to nominate one individual for election to our board of directors, which individual will be a managing director, director, officer, senior-level employee or advisor of Silver Lake or certain of its affiliates.

In accordance with the terms of the Investment Agreement, Silver Lake previously nominated Joseph Osnoss and Elisa A. Steele for election to our board of directors.

Director Nomination Process

Candidates for nomination to our board of directors are selected by our Nominating and Corporate Governance Committee in accordance with its charter, our amended and restated certificate of incorporation and bylaws, and our Corporate Governance Principles. While there are no specific minimum qualifications for director nominees, the ideal candidate should exhibit qualifications that will increase overall effectiveness of our board of directors, including independence, previous experience as a director or executive with other successful companies, the ability to meet other requirements under applicable rules (e.g., the requirement that members of our Audit Committee have an appropriate level of financial literacy and expertise), a high level of personal and professional ethics and integrity, proven achievement and competence in the nominee’s field, skills that are complementary to those of existing members of our board of directors, the ability to assist and support management and make significant contributions to our success, and an understanding of the fiduciary duties belonging to members of our board of directors and the commitment of time and energy necessary to diligently fulfill those duties. In evaluating the suitability of a director candidate, our Nominating and Corporate Governance Committee considers factors such as character, integrity, judgment, diversity, including, but not limited to, diversity in terms of experience, gender, race and ethnicity, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like.

Our Nominating and Corporate Governance Committee makes an effort to ensure that our board of directors’ composition reflects a broad diversity of experience, professions, skills, viewpoints, personal traits and backgrounds. However, our Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, does not assign specific weights to particular criteria and does not believe that any specific criterion is necessarily applicable to all prospective nominees. Instead, when reviewing a candidate, our Nominating and Corporate Governance Committee reviews the candidate’s qualifications in light of the specific needs of our board of directors at that time.

Our Nominating and Corporate Governance Committee relies on its network of contacts to compile a list of potential candidates, but it is authorized to retain recruiting professionals to assist in identifying and evaluating candidates for consideration as needed. After conducting appropriate inquiries into the backgrounds and qualifications of potential candidates and reviewing the candidates in light of the factors discussed above, our Nominating and Corporate Governance Committee selects nominees for recommendation to our board of directors by majority vote. Based on our Nominating and Corporate Governance Committee’s recommendation, our board of directors selects director nominees and recommends them for election by our stockholders. Our board of directors may also fill any vacancies that arise between annual meetings of stockholders.

Stockholder Recommendations and Nominations of Candidates for Election to our Board of Directors

Our Nominating and Corporate Governance Committee will consider director candidates who are timely recommended by stockholders who have continuously held at least 1% of the fully diluted capitalization of our company for at least 12 months prior to the submission of the recommendation. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of the requisite number of shares of our common stock during the 12-month period referenced above. There are no differences in the manner in which our Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise.

A stockholder of record can nominate a candidate directly for election to our board of directors by complying with the procedures in Section 2.4 of our bylaws and the rules and regulations of the SEC. Any eligible stockholder who wishes to submit a nomination should review the requirements in our bylaws for nominations by stockholders. Any nomination should be sent in writing to our General Counsel at Cornerstone OnDemand, Inc., 1601 Cloverfield Blvd., Suite 620 South, Santa Monica, California 90404. Notice must be received by us no earlier than February 11, 2020 and no later than March 12, 2020 for our 2020 Annual Meeting of Stockholders. The notice must state the information required by Section 2.4 of our bylaws and otherwise must comply with applicable federal and state law.

Code of Business Conduct and Ethics

We have adopted a code of business conduct that is applicable to all of our employees, officers and directors, including our chief executive, principal financial and principal accounting officers. Our Code of Business Conduct and Ethics is available on the Investor Relations page of our website at investors.cornerstoneondemand.com, under “Governance.” We will post amendments to our code of business conduct or waivers of our code of business conduct for directors and executive officers on the same website.

Communication with our Board of Directors

Any stockholder wishing to communicate with any of our directors may write to the director, c/o General Counsel, at Cornerstone OnDemand, Inc., 1601 Cloverfield Blvd., Suite 620 South, Santa Monica, California 90404. Our General Counsel will review all incoming stockholder communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate materials) and, if appropriate, forward such communications to the appropriate director(s) or, if none is specified, to the Chairperson of our board of directors. This procedure does not apply to stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act. Our Nominating and Corporate Governance Committee reviews and approves the stockholder communication process periodically in an effort to enable an effective method by which stockholders can communicate with our board of directors.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

Board and Committee Meetings

Our board of directors and its committees meet throughout the year on a set schedule, hold special meetings as needed, and act by written consent from time to time. Our board of directors met seven times during 2018. During 2018, each director attended at least 75% or more of the aggregate of (a) the total number of meetings of our board of directors held during the period for which he or she served as a director and (b) the total number of meetings held by all committees of our board of directors on which he or she served during the periods for which he or she served.

While we do not mandate attendance by members of our board of directors at our annual meetings of stockholders, we do have a formal policy encouraging our directors to attend. Two directors attended our 2018 Annual Meeting of Stockholders, either in person or telephonically.

The following table sets forth the three standing committees of our board of directors and the current members of each committee:

Name of Director	Audit	Compensation	Nominating and Corporate Governance
Harold W. Burlingame	✓	✓ (Chair)
Dean Carter		✓	✓
Robert Cavanaugh			✓
Richard Haddrill	✓
Joe Osnoss			✓ (Chair)
Marcus Ryu			✓
Kristina Salen	✓ (Chair)
Elisa A. Steele
Steffan C. Tomlinson	✓	✓

Committees of our Board of Directors

Our board of directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and the responsibilities described below. Our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee all operate under charters approved by our board of directors, which charters are available on the Investor Relations page of our website at investors.cornerstoneondemand.com, under “Governance.”

Audit Committee. Our Audit Committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems and our legal and regulatory compliance. Our Audit Committee is responsible for, among other things:

•	overseeing the audit of our financial statements;

•	overseeing the organization and performance of our internal audit function and our internal accounting and financial controls;

•	appointing our independent registered public accounting firm and reviewing and overseeing its qualifications, independence and performance; and

•	overseeing the management of risks associated with our financial reporting, accounting and auditing matters.

Our Audit Committee consists of Ms. Salen and Messrs. Burlingame, Haddrill and Tomlinson, with Ms. Salen serving as chairperson. Our board of directors has determined that each member of our Audit Committee meets the financial literacy requirements under the listing standards of Nasdaq and the SEC rules and regulations. In addition, our board of directors has determined that Ms. Salen and Mr. Tomlinson each qualify as an Audit Committee financial expert as defined under SEC rules and regulations. Our board of directors has concluded that the composition of our Audit Committee meets the requirements for independence under the current listing standards of Nasdaq and SEC rules and regulations. We believe that the functioning of our Audit Committee complies with the applicable requirements of Nasdaq and SEC rules and regulations. Our Audit Committee met seven times during 2018.

Compensation Committee. Our Compensation Committee oversees our corporate compensation policies, plans and programs. Our Compensation Committee is responsible for, among other things:

•	assisting our board of directors with respect to oversight of executive compensation, including compensation of our Chief Executive Officer;

•	approving and evaluating compensation plans, policies and programs related to executive compensation;

•	evaluating and making recommendations to our board of directors regarding director compensation;

•	administering our equity compensation plans; and

•	reviewing and discussing with management the risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on our business.

Our Compensation Committee consists of Messrs. Burlingame, Carter and Tomlinson, with Mr. Burlingame serving as chairperson. Our board of directors has determined that each member of our Compensation Committee is independent within the meaning of the listing standards of Nasdaq and SEC rules and regulations, including Rule 10C-1 under the Exchange Act, is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. We believe that the composition of our Compensation Committee meets the requirements for independence under, and the functioning of our Compensation Committee complies with, any applicable listing standards of Nasdaq and SEC rules and regulations. Our Compensation Committee met five times during 2018. For additional information regarding the procedures for the consideration and determination of executive compensation, see “Compensation Discussion and Analysis” below.

Our Compensation Committee may delegate its authority and duties as it deems appropriate in accordance with applicable laws and regulations. Our Compensation Committee has a subcommittee comprised entirely of members of the Compensation Committee that meet the requirements of a “non-employee director,” as such term is used at the beginning of this section. This subcommittee has the nonexclusive authority to grant equity and other awards under our compensation plans that comply with Section 16 of the Exchange Act, to the extent applicable.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee oversees and assists our board of directors in reviewing and recommending corporate governance policies and nominees for election to our board of directors. Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	reviewing and making recommendations regarding corporate governance matters;

•	evaluating and making recommendations regarding the organization and governance of our board of directors and its committees;

•	assessing the performance of members of our board of directors and making recommendations regarding committee assignments;

•	recommending desired qualifications for membership on our board of directors and conducting searches for potential members of our board of directors; and

•	reviewing our Code of Business Conduct and Ethics and considering questions of possible conflicts of interest.

Our Nominating and Corporate Governance Committee consists of Messrs. Carter, Cavanaugh, Osnoss and Ryu, with Mr. Osnoss serving as chairperson. Our board of directors has determined that each of Messrs. Carter, Cavanaugh, Osnoss and Ryu are independent within the meaning of the listing standards of Nasdaq. We believe that the composition of our Nominating and Corporate Governance Committee meets the requirements for independence under, and the functioning of our Nominating and Corporate Governance Committee complies with, any applicable listing standards of Nasdaq and SEC rules and regulations. Our Nominating and Corporate Governance Committee met five times in 2018.

Our board of directors may from time to time establish other standing and ad hoc committees, as is necessary or desirable.

Director Compensation

The following table sets forth information concerning compensation paid or accrued for services rendered to us by non-employee members of our board of directors for the year ended December 31, 2018. Adam Miller, our Chief Executive Officer, does not receive additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	All Other Compensation($)(4)	Total ($)
R. C. Mark Baker(5)	31,125	—	12,000	43,125
Harold W. Burlingame	65,000	239,662	—	304,662
Dean Carter	51,972	239,662	—	291,634
Robert Cavanaugh	45,000	239,662	—	284,662
Richard Haddrill(6)	21,868	435,735	—	457,603
Joe Osnoss	48,944	239,662	—	288,606
Joseph P. Payne(5)	19,187	—	12,000	31,187
Marcus S. Ryu(6)	21,868	435,735	—	457,603
Kristina Salen	60,000	239,662	—	299,662
Elisa A. Steele(6)	49,203	435,735	—	484,938
Steffan C. Tomlinson	50,000	239,662	—	289,662

(1)

Reflects the aggregate grant date fair value of restricted stock units computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 26, 2019. These amounts do not necessarily correspond to the actual value that may be realized by the director.

(2)	The aggregate number of shares subject to stock options and restricted stock units outstanding at December 31, 2018 for each non-employee director is as follows:

Name	Aggregate Number (#) of Stock Options Outstanding as of December 31, 2018	Aggregate Number (#) of Restricted Stock Units Outstanding as of December 31, 2018	Total Number (#) of Shares Subject to Outstanding Awards
R. C. Mark Baker	42,900	—	42,900
Harold W. Burlingame	109,436	4,624	114,060
Dean Carter	—	11,717	11,717
Robert Cavanaugh	53,500	4,624	58,124
Richard Haddrill	—	8,407	8,407
Joe Osnoss	—	11,797	11,797
Joseph P. Payne	28,900	—	28,900
Marcus S. Ryu	—	8,407	8,407
Kristina Salen	35,500	4,624	40,124
Elisa A. Steele	—	8,407	8,407
Steffan C. Tomlinson	—	11,717	11,717

(3)

The actual values of restricted stock units granted to directors vary from the target values for these awards because the calculation of restricted stock units is based on a rolling average share price that differs from the share price on the grant date.

(4)	The amounts for Messrs. Baker and Payne relate to their consulting agreements with the Company (see Note 5).
(5)

Concluded service as a member of our board of directors on June 14, 2018. Effective upon their retirement from our board of directors, each of Mr. Baker, our former lead independent director, and Mr. Payne, the former chair of our Nominating and Corporate Governance Committee, entered into a one-year consulting arrangement with the Company under which such former director provides consulting services relating to various governance initiatives including the integration of new directors to our board of directors.
(6)	Elected to our board of directors on June 14, 2018. Upon election, each director received a one-time, initial restricted stock award consistent with our non-employee director compensation plan.

In 2018, our Compensation Committee undertook a competitive review of non-employee director compensation. Based on the results of that review, the Compensation Committee determined it was appropriate to make, and our board of directors approved, the following compensation structure. Non-employee directors receive an annual retainer of $40,000. Our independent Chairperson, if any, is paid an additional annual retainer of $50,000. Our Lead Independent Director, if any, is paid an additional annual retainer of $20,000. The chair of our Audit Committee is paid an additional annual retainer of $20,000, and members of our Audit Committee other than the chair are paid an additional annual retainer of $10,000. The chair of our Compensation Committee is paid an additional annual retainer of $15,000, and members of our Compensation Committee other than the chair are paid an additional annual retainer of $7,500. The chair of our Nominating and Corporate Governance Committee is paid an additional annual retainer of $10,000, and members of our Nominating and Corporate Governance Committee other than the chair are paid an additional annual retainer of $5,000.

In addition to the compensation described above, each new non-employee director who joins our board of directors, upon election to our board of directors, is granted an initial restricted stock unit award covering shares of our common stock with a target value of $400,000. Each initial restricted stock unit award will vest over a three-year period with one-third of the restricted stock units subject to the award scheduled to vest on each of the first three anniversaries of the grant date, subject to the director’s continued service as of each such date. We believe that these larger, one-time initial awards create a strong, immediate alignment with shareholder interests and support our ability to attract highly qualified directors who are critical to our long-term success.

In addition, all non-employee directors will receive, on the date of each of our annual stockholder meetings, an annual restricted stock unit award covering shares of our common stock with a target value of $220,000. Each annual restricted stock unit award will vest upon the earlier of (i) the first anniversary of the date of grant and (ii) the date of the next annual meeting of shareholders, in each case subject to the director’s continued service as of such date. Eligibility for such annual restricted stock award for a given director begins in the calendar year following the year such director joined our board of directors.

Our non-employee director compensation policy states that, when taken as a whole, non-employee director compensation shall not exceed the 75th percentile of the non-employee director compensation provided by our then-current peer group of publicly-held software companies of similar size and business focus.

To align directors’ interests with those of our stockholders, each non-employee director on our board of directors is expected to accumulate and hold a number of shares of our common stock with a value equal to at least five times his or her annual cash retainer for service on our board of directors (not including retainers for serving as a member or chair of any committee of our board of directors), and to maintain this minimum amount of stock ownership throughout his or her tenure on our board of directors. Existing and new non-employee directors are expected to achieve the applicable level of ownership by February 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

We have adopted a formal written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us, in which the amount involved exceeds $120,000, without the approval or ratification of our Audit Committee. In approving or rejecting any such proposal, our Audit Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Related Party Transactions

In addition to the compensation arrangements discussed in the section titled “Executive Compensation,” in fiscal 2018, we were party to the following transactions in which the amount involved exceeded or will exceed $120,000, and in which any director, director nominee, executive officer or holder of more than 5% of any class of our voting stock, or any member of the immediate family of or entities affiliated with any of them may be deemed to have or have had a direct or indirect material interest.

Subscription Services Agreements

Steffan C. Tomlinson, a member of our board of directors since May 2017, served as Chief Financial Officer of Palo Alto Networks, Inc. from February 2012 to March 2018. We have a vendor and a customer relationship with Palo Alto Networks, Inc. that we consider arms-length on terms that are consistent with similar transactions with our other similarly situated customers. In fiscal 2018, we incurred expenses of approximately $0.7 million to Palo Alto Networks in hardware, license, maintenance and support fees, while we billed Palo Alto Networks, Inc. approximately $0.3 million for our services. In addition, we expect to pay approximately $0.7 million and receive approximately $0.3 million in such fees for fiscal 2019.

Investments by Firms Affiliated with our Directors

In 2017, we entered into an agreement with Silver Lake, pursuant to which Silver Lake and certain other parties invested an aggregate of $300.0 million in principal amount of 5.75% senior convertible notes due July 1, 2021 (the “2021 Notes”). In connection with the investment, Silver Lake maintains a right to nominate two individuals for election to our board of directors, subject to certain limitations. In accordance with the terms of the Investment Agreement, Silver Lake nominated Joseph Osnoss and Elisa A. Steele for election to our board of directors.

In addition, in connection with the sale of the 2021 Notes, we entered into an investment agreement with Silver Lake providing Silver Lake with the option to purchase all or a portion of any equity securities, or instruments convertible into or exchangeable for any equity securities, in any proposed offerings by us until the earlier of June 2019 or such time as Silver Lake no longer has a representative and no longer has rights to have a representative on our board of directors.

As of February 28, 2019, $300.0 million aggregate principal amount of the 2021 Notes was outstanding. We made interest payments of $9.7 million on the 2021 Notes in fiscal 2018.

Transactions with Cornerstone OnDemand Foundation

We helped form the Cornerstone OnDemand Foundation (the “Foundation”) in 2010. The Foundation’s board of directors has seven members, including Adam Miller, our Chief Executive Officer. None of the other six directors of the Foundation is an officer or employee of the Company. In fiscal 2018, we provided at no charge certain resources to the Foundation, with approximate value of $3.7 million. In addition, we expect to provide at no charge certain resources to the Foundation with approximate value of $3.8 million in fiscal 2019.

Transactions with The Corner Restaurant

In fiscal 2018, we incurred expenses of approximately $0.3 million to The Corner Restaurant related to use of the restaurant and its services. During that period, our Chief Executive Officer had an ownership interest in The Corner Restaurant. We will not incur any expenses relating to The Corner Restaurant in fiscal 2019. Our Chief Executive Officer was not involved in purchasing decisions we made with respect to The Corner Restaurant.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our amended and restated certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware General Corporation Law.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of February 28, 2019 with respect to the beneficial ownership of our common stock by (i) each person we believe beneficially holds more than 5% of the outstanding shares of our common stock based solely on our review of SEC filings; (ii) each director and nominee for director; (iii) each named executive officer listed in the table entitled “Summary Compensation Table” under the section entitled “Executive Compensation”; and (iv) all directors and executive officers as a group. The information provided in the table is based on the Company’s records, information filed with the SEC and information provided to us, except where otherwise noted.

As of February 28, 2019, 59,230,742 shares of our common stock were issued and outstanding. In computing the number of shares of stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares subject to options held by that person that are currently exercisable or exercisable within 60 days of February 28, 2019, and shares issuable upon the vesting of restricted stock units within 60 days of February 28, 2019. However, we did not deem these shares to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, all persons named as beneficial owners of our common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. Unless otherwise noted below, the address of each stockholder listed on the table is c/o Cornerstone OnDemand, Inc., 1601 Cloverfield Blvd., Suite 620 South, Santa Monica, California 90404.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percentage
5% stockholders:
Silver Lake Group, L.L.C.(2)	7,003,579	11.8%
The Vanguard Group, Inc.(3)	4,980,171	8.4%
BlackRock, Inc.(4)	3,931,599	6.6%
Named executive officers and directors:
Adam L. Miller(5)	4,957,580	8.2%
Brian L. Swartz(6)	66,186	*
Vincent Belliveau(7)	289,399	*
Mark Goldin(8)	150,824	*
Jeffrey Lautenbach	11,361	*
Adam Weiss(9)	203,945	*
Harold W. Burlingame(10)	153,480	*
Dean Carter	3,547	*
Robert Cavanaugh(11)	68,400	*
Richard Haddrill	—	—
Joseph Osnoss(12)	3,587	*
Marcus S. Ryu	—	—
Kristina Salen(13)	48,700	*
Elisa A. Steele	—	—
Steffan C. Tomlinson	3,547	*
All directors and executive officers as a group (15 people)(14)	5,683,538	9.4%

(*)	Represents beneficial ownership of less than 1%.

(1)

Shares shown in the table above consist of shares (i) held in the beneficial owner’s name, (ii) held jointly by the beneficial owner with others, (iii) held in the name of a bank, nominee or trustee for the beneficial owner’s account or (iv) held by the beneficial owner pursuant to any voting trust or similar agreement.

(2)

According to a Schedule 13D filed with the SEC on December 18, 2017 and information provided to the Company, 6,999,992 shares of Common Stock may be deemed to be beneficially owned by Silver Lake Group, L.L.C. consisting of 5,196,232 and 1,803,760 shares of Common Stock which would be received upon conversion of the $218,242,000 and $75,758,000 aggregate principal amount of the Company’s 5.75% Convertible senior notes due 2021 held by SLP Chicago Holdings, L.P. and SLC Chicago Co-Invest II, L.P., respectively, based on the current conversion price of the convertible notes. The general partner of SLP Chicago Holdings, L.P. is SLP Chicago GP, L.L.C. and the managing member of SLP Chicago GP, L.L.C. is Silver Lake Alpine Associates, L.P. The general partner of Silver Lake Alpine Associates, L.P. is SLAA (GP), L.L.C. The general partner of SLC Chicago Co-Invest II, L.P. is SLC Co-Invest GP, L.L.C. and the managing member of each of SLAA (GP), L.L.C. and SLC Co-Invest GP, L.L.C. is Silver Lake Group, L.L.C. The managing members of Silver Lake Group, L.L.C. are Michael Bingle, Egon Durban, Kenneth Hao and Gregory Mondre. Also includes 3,587 shares held of record by Mr. Osnoss for the benefit of Silver Lake and/or certain of its affiliates. The address for each of the persons and entities above is 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

(3)

According to a Schedule 13G filed with the SEC on February 11, 2019, the 4,980,171 shares reported by The Vanguard Group, Inc. (“Vanguard”) are owned, or may be deemed to be beneficially owned, by Vanguard, an investment adviser, which holds sole voting power over 111,222 shares, shared voting power over 9,831 shares, sole dispositive power over 4,863,318 shares and shared dispositive power over 116,853 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 107,022 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 14,031 shares as a result of its serving as investment manager of Australian investment offerings. The address for Vanguard is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)

According to a Schedule 13G/A filed with the SEC on February 4, 2019, the 3,931,599 shares reported by BlackRock, Inc. (“BlackRock”) are owned, or may be deemed to be beneficially owned, by BlackRock, the parent holding company, which holds sole voting power over 3,808,946 shares and sole dispositive power over 3,931,599 shares. The 3,931,599 shares reported are owned, directly or indirectly, by BlackRock or its subsidiaries, BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, N.A., BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, and BlackRock Fund Advisors. The address for Blackrock is 55 East 52nd Street, New York, NY 10055.

(5)

Consists of (i) 2,299,307 shares held of record by Mr. Miller; (ii) 667,491 shares held of record by the Miller Family Irrevocable Trust dated as of July 1, 2010, for which the Goldman Sachs Trust Company of Delaware serves as trustee and special trustee, Mr. Miller’s spouse serves as investment advisor and Mr. Miller has the power to remove and replace the trustee, special trustee and investment advisor; (iii) 300,000 shares held of record by the MST Trust dated as of December 17, 2012, for which Goldman Sachs Trust Company of Delaware serves as trustee, Mr. Miller’s father serves as distribution advisor, Mr. Miller serves as investment advisor and Mr. Miller has the power to remove and replace the trustee, distribution advisor and investment advisor; (iv) 700,000 shares held of record by the Miller Family Irrevocable Trust dated as of December 21, 2018, for which the Goldman Sachs Trust Company of Delaware serves as trustee and special trustee, Mr. Miller’s spouse serves as investment advisor and Mr. Miller has the power to remove and replace the trustee, special trustee and investment advisor; (v) options to purchase 979,450 shares of Common Stock that are exercisable within 60 days of February 28, 2019; and (vi) 11,332 shares issuable upon the settlement of RSUs releasable within 60 days of February 28, 2019.

(6)

Consists of (i) 19,193 shares held of record by Mr. Swartz; (ii) 36,458 shares issuable pursuant to stock options exercisable within 60 days of February 28, 2019; and (iii) 10,535 shares issuable upon the settlement of RSUs releasable within 60 days of February 28, 2019.

(7)

Consists of (i) 133,272 shares held of record by Mr. Belliveau; (ii) 149,170 shares issuable pursuant to stock options exercisable within 60 days of February 28, 2019; and (iii) 6,957 shares issuable upon the settlement of RSUs releasable within 60 days of February 28, 2019.

(8)

Consists of (i) 24,077 shares held of record by Mr. Goldin; (ii) 119,790 shares issuable pursuant to stock options exercisable within 60 days of February 28, 2019; and (iii) 6,957 shares issuable upon the settlement of RSUs releasable within 60 days of February 28, 2019.

(9)

Consists of (i) 20,220 shares held of record by Mr. Weiss; (ii) 178,358 shares issuable pursuant to stock options exercisable within 60 days of February 28, 2019; and (iii) 5,367 shares issuable upon the settlement of RSUs releasable within 60 days of February 28, 2019.

(10)	Consists of (i) 47,150 shares held of record by Mr. Burlingame; and (ii) 106,330 shares issuable pursuant to stock options exercisable within 60 days of February 28, 2019.
(11)	Consists of (i) 14,900 shares held of record by Mr. Cavanaugh; and (ii) 53,500 shares issuable pursuant to stock options exercisable within 60 days of February 28, 2019.
(12)	Held of record by Mr. Osnoss for the benefit of Silver Lake and/or certain of its affiliates.
(13)	Consists of (i) 13,200 shares held of record by Ms. Salen; and (ii) 35,500 shares issuable pursuant to stock options exercisable within 60 days of February 28, 2019.
(14)

Consists of (i) 4,127,580 shares held of record by our current directors and executive officers and their affiliates; (ii) 1,509,386 shares issuable pursuant to stock options exercisable within 60 days of February 28, 2019; and (iii) 46,572 shares issuable upon the settlement of RSUs releasable within 60 days of February 28, 2019.

EXECUTIVE OFFICERS

Biographical data as of February 28, 2019 for each of our current executive officers is set forth below, excluding Mr. Miller’s biography, which is included under the heading “Board of Directors and Corporate Governance” above.

Executive Officers

Brian L. Swartz, age 46, has served as our Chief Financial Officer since May 2016. Prior to joining us, Mr. Swartz served as Chief Financial Officer at zulily, one of the largest e-commerce companies in the United States from June 2015 to May 2016. Prior to joining zulily, Mr. Swartz served most recently as Chief Financial Officer at Apollo Education Group, a global private-sector education company, from December 2006 to May 2015. Before his role with Apollo, Mr. Swartz was VP and Corporate Controller at Eagle Picher, an industrial manufacturing and technology company. He began his career in public accounting and earned his C.P.A. (inactive). Mr. Swartz holds a B.A. in Business Administration with an Accounting major from the University of Arizona.

Adrianna Burrows, age 43, has served as our Chief Marketing Officer since March 2018. Prior to this role, Ms. Burrows served as Chief Marketing Officer of Stack Exchange Inc., a provider of a network of question-and-answer websites, from January 2016 to February 2018. From November 2015 to December 2015, Ms. Burrows served as a paid executive marketing consultant for Finer GTM LLC. From July 2010 to October 2015, Ms. Burrows served in various marketing positions at Microsoft Corporation, a software company, including as a General Manager and Partner. Ms. Burrows holds a B.A. in Communications from the University of Washington.

Mark Goldin, age 57, has served as our Chief Technology Officer since June 2010. Prior to joining us, Mr. Goldin served as Chief Technology Officer at DestinationRx, Inc., a healthcare data management company, from September 2009 to June 2010. From August 2005 to September 2008, Mr. Goldin was Chief Operations and Technology Officer at Green Dot Corporation, a financial services company. Prior to Green Dot, from December 1992 to August 2005, Mr. Goldin served as Senior Vice President and Chief Technology Officer at Thomson Elite, a provider of technology solutions for professional services firms and currently part of Thomson Reuters Corporation.

Jeffrey Lautenbach, age 50, has served as our President, Global Field Operations since January 2018. Prior to this role, Mr. Lautenbach served as President Worldwide Field Operations of Jive Software, Inc., a provider of business communication and collaboration solutions, from August 2015 to July 2017. From February 2014 to August 2015, Mr. Lautenbach was Chief Revenue Officer at HC1, Inc., a provider of cloud-based healthcare relationship management solutions. From December 2012 to February 2014, Mr. Lautenbach served as President CRM of SAP SE, a software company. From January 2011 to December 2012, Mr. Lautenbach held the position of SVP Enterprise Commercial Sales Americas at salesforce.com, inc., a provider of cloud-based CRM solutions. Prior to salesforce, Mr. Lautenbach served in a variety of roles over 19 years at IBM, most recently managing more than 1,300 employees while serving as Vice President, West IMT for the Software Group. Mr. Lautenbach holds a B.A. in Marketing from Xavier University and an M.B.A. from the University of Illinois.

Adam Weiss, age 40, has served as our Chief Administrative Officer and General Counsel since February 2018, and is responsible for our legal, human resource, administration, and privacy functions worldwide. Prior to this role, Mr. Weiss held the positions of Senior Vice President, Administration and General Counsel from April 2016 to January 2018, Vice President, Business Affairs and General Counsel from April 2013 to March 2016, and General Counsel from May 2006 to March 2013. Before joining us, from 2003 to April 2006, Mr. Weiss was an associate with the law firm of Lurie, Zepeda, Schmalz & Hogan. Mr.  Weiss holds a B.A. in Economics and Political Science from Stanford University and a J.D. from UCLA School of Law.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis provides information about the material components of our compensation program for our named executive officers (our “NEOs”), and is intended to provide a better understanding of our compensation practices and decisions that affected the compensation payable in 2018 to our NEOs.

Our NEOs for 2018 were Adam Miller, our Chief Executive Officer; Brian Swartz, our Chief Financial Officer; Jeffrey Lautenbach, our President, Global Field Operations; Mark Goldin, our Chief Technology Officer; Adam Weiss, our Chief Administrative Officer and General Counsel, and Vincent Belliveau, our Chief Executive of EMEA.

EXECUTIVE SUMMARY

BUSINESS AND COMPENSATION HIGHLIGHTS

Key Operational Highlights

Strategic Advances and Business Accomplishments

Our company was founded with a passion for empowering people through learning and a conviction that people should be an organization’s greatest competitive advantage. We are a global human capital management leader with a core belief that companies thrive when they help their employees to realize their potential. Putting this belief into practice, we offer solutions to help companies strategically manage and continuously develop their talent throughout the entire employee lifecycle. Featuring comprehensive recruiting, personalized learning, development-driven performance management, and holistic HR planning, our human capital management software platform is successfully used by more than 3,500 global clients of all sizes, spanning over 40 million users across 192 countries and 43 languages.

Key highlights of our strategic advances and business accomplishments in 2018 include:

•	Implementing our strategic plan to transform into an industry-leading, high-margin growth company;

•	Increasing subscription revenue by approximately 20% year-over-year;

•	Improving operating margins and free cash flow;

•	Onboarding a new President, Global Field Operations and Chief Marketing Officer;

•	Adding three, seasoned CEOs to our board of directors;

•	Appointing our first independent board chair;

•	Maintaining average annual dollar retention rate of approximately 95% since 2002; and

•	Continuing to increase our product penetration with clients across all segments and geographies.

Our focus remains on empowering people, organizations and communities with our human capital management solutions.

Financial Performance

We finished another year of good execution as shown by subscription revenue growth and by delivering our third year of non-GAAP profitability. We achieved the following financial results in fiscal year 2018:

•	Full year subscription revenue of $479.4 million ($473.1 million under ASC 606), up 20.8% year-over-year, or 19.8% year-over-year on a constant currency basis;

•	Full year non-GAAP net income of $47.3 million ($47.0 million under ASC 606), with a full year net loss of $(33.5) million ($(33.8) million under ASC 606); and

•	Full year unlevered free cash flow of $63.5 million.

Please see the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the SEC on February 26, 2019, for a more detailed discussion of our fiscal 2018 financial results and, beginning on page 37 of that Annual Report on Form 10-K, a discussion regarding our key metrics. Please see our Current Report on Form 8-K filed with the SEC on February 12, 2019, for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures.

Key Compensation Highlights

The success of our business is driven by rapidly changing technology and the services we can provide to our customers. In order to stay competitive in our industry, our compensation packages are designed to attract, retain and incentivize our executive team and to align our compensation practices with the creation of value for our stockholders. We believe our compensation programs are effectively designed to reward our executives when our business performs well, which in turn strengthens the ties between our performance and stockholder value.

Below, we provide a summary of the key compensation related actions and outcomes from 2018, which we believe in the aggregate demonstrates our strong commitment to pay for performance.

•

Moderate increases to target cash compensation levels: For fiscal 2018, target cash compensation increases for NEOs ranged from 0% to 7%; Mr. Miller did not receive an increase to his target cash compensation in 2018.

•

Modified annual incentive plan to better align with the new key value drivers of business: we refreshed the 2017 performance metrics to recognize the shift in the Company’s strategic focus. Annual recurring revenue and subscription revenue metrics directly measure our ability to execute on our strategic imperatives of expanding market share of our recurring revenue business, while the non-GAAP operating income metric incentivizes management to balance revenue growth with decisions that will allow us to achieve appropriate levels of profitability:

2018		2017
Performance Metric	Weighting	Performance Metric	Weighting
Annual recurring revenue	30%	Revenue	35%
Subscription revenue	30%	Billings	30%
Non-GAAP operating income	40%	Free cash flow	10%
		Non-GAAP operating income	25%

For further discussion of the 2018 Executive Compensation Plan, see the section entitled “Components of our NEO Compensation — Short-Term Incentives (Cash Bonuses and Sales Commissions) — 2018 Executive Compensation Plan” below.

•

Bonus outcome consistent with strong company performance: Overall achievement relative to target was approximately 158%, due to strong performance against the company’s key strategic priorities, as further explained under “2018 Executive Compensation Plan” below.

•

One-time equity award for NEOs other than our CEO: We granted one-time, front-loaded equity awards to our NEOs other than our CEO, Mr. Miller, that have extended vesting and performance periods intended to align with our strategic plan to target the “Rule of 40” by 2020, as further explained under “Long-Term Incentives” below. These awards are intended to cover the next three years of grants, with no additional equity awards until 2021 for these NEOs. Given Mr. Miller’s significant ownership stake, the Compensation Committee determined that his participation in the one-time award was neither necessary nor appropriate. Therefore, Mr. Miller’s long-term incentive structure did not change materially for fiscal 2018.

Overview of Our Pay and Performance Alignment

Emphasis on At Risk Compensation

The compensation of our executive officers is weighted towards variable, performance-based incentive awards. In 2018, 91% of total target direct compensation for the CEO consisted of variable compensation (in the form of both short-term cash incentives and long-term equity incentives connected to either financial performance or variations in the Company’s share price). For the other NEOs in aggregate, 94% of total target direct compensation consisted of variable pay, due to the impact of the front-loaded equity grant (see “Long-Term Incentives” below for more detail). On an annualized basis for the other NEOs in aggregate, 86% of total direct compensation consisted of variable pay.

Realizable Value Aligned with Stockholder Experience

Realizable pay provides another perspective to help demonstrate the alignment of our NEOs’ financial interests with that of our stockholders. Given that shifts in our stock price can cause stock-based awards to have significantly different values over time than their original value on the date of grant, the Compensation Committee believes it is important to consider the amount of pay that is realizable by our NEOs at any point in time. This view of pay and performance helps our Compensation Committee to ensure our executive pay program appropriately aligns with the experiences of our stockholders over time.

As highlighted above, our compensation program delivered more than 90% of target compensation to our NEOs in the form of incentives that are tied to our company’s future financial and stock performance. As a result, realizable compensation, defined as the value of base salary paid, actual bonuses earned, options and restricted stock valued at the Company’s share price as of December 31, 2018, and outstanding performance shares based on financial performance valued assuming forecasted performance as of the Company’s share price on December 31, 2018 will vary from the total target compensation set by the Compensation Committee.

Over the three-year period from January 1, 2016 through December 31, 2018 realizable compensation was 82% of target total direct compensation for the CEO and 111% of target total direct compensation, on average, for Messrs. Swartz, Belliveau, and Goldin (NEOs with three full years of compensation data).

The difference in target compensation and realizable compensation over the 3-year period can be attributed to a combination of factors. While our share price has increased 46% over the three-year period from January 1, 2016 through December 31, 2018, the impact is partially offset by performance-based restricted stock outcomes:

•	Performance-based restricted stock units granted in 2016 did not meet the minimum performance criteria, and as a result are valued at zero in the expected realizable compensation metrics.

•	Performance-based restricted stock units granted in 2017 are not projected to meet the minimum performance criteria, and as a result are valued at zero in the expected realizable compensation metrics.

Executive Compensation Governance Practices

We continued our commitment to strong corporate governance practices that ensure our executive compensation program aligns with stockholder interests.

What we do	What we don’t do

✓  Base a significant majority of compensation opportunity on financial and stock price performance

✓  Set annual and long-term incentive targets based on clearly disclosed, objective performance measures

✓  Perform an annual compensation risk assessment

✓  Maintain a clawback policy

✓  Require executives to hold material positions in Cornerstone through stock ownership guidelines

×   Repricing of options without shareholder approval

×   Hedging and pledging transactions or short sales by executive officers or directors

×   Significant perquisites

×   Tax gross-ups for perquisites

×   Excise tax gross-ups upon change of control

×   Pension or supplemental executive retirement plan (SERP)

As discussed below, in 2018 we did exceptionally pay on Mr. Miller’s behalf a filing fee and related tax gross-up relating to a required regulatory filing under the Hart-Scott-Rodino Act. Our board of directors did not believe Mr. Miller should have to incur this type of cost, which positively correlates with our share price, as a result of creating value for stockholders generally.

Compensation Decision Making Process and Governance Framework

Our Pay Philosophy and Governance Framework

Our compensation philosophy is to provide programs that attract, retain and motivate key employees who are critical to our long-term success. We strive to provide compensation packages to our executives that are competitive, reward the achievement of our business objectives, and align executive and stockholder interests by enabling our executives to acquire equity ownership in our business.

Peer Group and Its Use

In determining the appropriate level and form of compensation for 2018, our Compensation Committee reviewed publicly available market data relating to the cash and equity compensation of a peer group of publicly-held software companies of similar size and business focus. Our Compensation Committee reviewed and considered the data presented by Semler Brossy Consulting Group, which served as the Compensation Committee’s independent compensation consultant in 2018, but did not engage in any benchmarking or targeting of any specific levels of pay.

Our Compensation Committee reviewed the peer group in early 2018 for evaluating 2018 compensation decisions. The following companies comprised the peer group for compensation purposes in 2018:

Aspen Technology, Inc.	Paycom Software, Inc.

athenahealth, Inc.	Paylocity Holding Corp.

Benefitfocus, Inc.	Qualys, Inc.

BroadSoft, Inc.	RealPage, Inc.

Callidus Software Inc.	RingCentral, Inc.

Commvault Systems, Inc.	Splunk Inc.

Ellie Mae, Inc.	Tableau Software, Inc.

FireEye, Inc.	The Ultimate Software Group, Inc.

Guidewire Software Inc.	Veeva Systems Inc.

HubSpot, Inc.	Zendesk Inc.

Imperva, Inc.

In parallel with the Company’s strategic shift, the Committee reviewed the peer group and determined that a one-time adjustment due to continued industry consolidation was warranted. Further, the adjustment provided an opportunity to develop a more robust group that better reflected the Company’s current scale and growth. We believe the 2018 peer group better reflects the Company’s current relative scale, growth and valuation, and was determined after taking into account, as applicable, the following criteria:

•

Industry and business model comparability: SaaS and other application systems and/or systems software companies; enterprise software with a particular focus on business execution and collaboration; companies that offer multiple products within their suite; sales generated from multiple industries; preference for companies with a Human Resources focus.

•	Size and scale comparability: Companies within a general revenue range of .4—2.5 times our revenue and market cap range of .33—3 times our market cap; and

•

Growth dynamics: Preference for companies with revenue growth near 10% or more on a 1-year and/or 3-year basis preferred. This is designed to ensure that growth trajectories and expected future scales of peers are comparable to us.

Quantitative screens were primarily used as guides to inform our decision process on reviewing current or potential peers. Companies not explicitly meeting the quantitative screening criteria were additionally reviewed from a business fit perspective to ensure that they would be an appropriate company within the peer group.

As compared to our peer group for 2017, BroadSoft, Inc., Commvault Systems, Inc., Ellie Mae, Inc., HubSpot, Inc., Imperva, Inc., Paylocity Holding Corp., Paycom Software, Inc., Qualys, Inc., and RingCentral, Inc. were added to the 2018 peer group after taking into account the factors outlined above.

Under the direction of our Compensation Committee, Semler Brossy provided competitive market data to review our compensation programs, identify trends in executive cash and equity compensation and make recommendations as to appropriate levels of compensation for 2018. While Semler Brossy’s analysis and recommendations were a strong factor in determining 2018 compensation levels, our Compensation Committee used its discretion in setting appropriate compensation levels.

Role of Compensation Committee

Our Compensation Committee is composed of the following individuals: Harold W. Burlingame, Dean Carter, and Steffan Tomlinson. Upon Mr. Burlingame’s retirement from our board of directors on June 11, 2019 at the end of his current term, Elisa Steele is expected to be appointed to our Compensation Committee and Mr. Carter is expected to be appointed as Chair of our Compensation Committee. Our Compensation Committee operates under a written charter that establishes the duties and authority of our Compensation Committee. Our Compensation Committee reviews the terms of its charter annually, and its charter was most recently updated in August 2018. The fundamental responsibilities of our Compensation Committee include the following:

•	Providing oversight of our executive compensation policies, plans and benefit programs;

•

Assisting our board of directors in discharging its responsibilities relating to (i) oversight of the compensation of our Chief Executive Officer and other key employees including officers reporting under Section 16 of the Securities Exchange Act of 1934, as amended, (ii) approving and evaluating our executive officer compensation plans, policies and programs and (iii) evaluating and approving director compensation;

•	Assisting our board of directors in administering our equity compensation plans for our employees, directors and other service providers; and

•	Overseeing the management of risks associated with the Company’s compensation policies and practices.

Role of Independent Compensation Consultant

Our Compensation Committee has the authority to engage its own advisors to assist it in carrying out its responsibilities and engaged Semler Brossy to serve as its independent advisor with respect to its compensation programs, including the reasonableness of cash compensation and long-term incentive grants for NEOs and other senior executives, advising on the market compensation environment, appropriate peer companies, compensation trends, and advising non-employee director compensation levels and program design. Semler Brossy reported directly to our Compensation Committee and only interacted with management as necessary. Semler Brossy did not perform work for us other than pursuant to its engagement by our Compensation Committee. Semler Brossy’s fees were paid by us. In April 2018, the Compensation Committee assessed the independence of Semler Brossy and concluded that its work had not raised any conflict of interest.

Role of Management

Members of our management team attend our Compensation Committee meetings when invited. At the outset of the 2018 annual compensation decision process, our CEO reviewed the compensation of our executive management team (including the NEOs other than himself) and made recommendations to the members of our Compensation Committee with respect to base salary, bonus and commission targets for the executives (but not for his own compensation). Our Compensation Committee retains the authority to accept or reject the CEO’s compensation recommendations for each and all executive officers, and, where it deems appropriate, make adjustments to the CEO’s recommendations when determining appropriate compensation levels. All decisions regarding the CEO’s compensation for 2018 were reviewed and approved by our Compensation Committee outside of his presence.

Say-on-Pay Vote

At our annual meeting of stockholders in June 2018, we held a non-binding advisory stockholder vote on the compensation of our NEOs, commonly referred to as a say-on-pay vote. Approximately 87.6% of the shares of common stock outstanding and entitled to vote as of the record date for our 2018 annual meeting of stockholders voted in favor of our 2018 say-on-pay proposal. Our Compensation Committee believes the vote indicates support for our program, including enhancements made over the past three years. The Compensation Committee values the opinions of our stockholders and will continue to consider shareholder feedback and the outcomes of future say-on-pay votes when designing compensation programs and making compensation decisions for our NEOs. We currently hold say-on-pay votes every year.

Components of Our NEO Compensation

The 2018 compensation program for our NEOs consists of:

•	Base salary;

•

Short-term incentives, specifically sales commissions and milestone bonuses for commissioned NEOs (Mr. Belliveau), and annual bonuses for non-commissioned NEOs (Messrs. Miller, Swartz, Lautenbach, Goldin, and Weiss);

•	Long-term incentives (equity awards);

•	Broad-based employee benefits; and

•	Severance and change of control benefits.

We believe the combination of these elements provides a compensation package that attracts and retains qualified individuals, links individual performance to the performance of our business, focuses the NEOs’ efforts on the achievement of both our short-term and long-term objectives as a company, and aligns the NEOs’ interests with those of our stockholders. Our Compensation Committee determines the appropriate use and weight of each component of NEO compensation based on its views of the relative importance of each component in achieving our overall objectives and position-specific objectives relevant to each NEO.

Base Salaries

We provide a base salary to our NEOs to compensate them for services rendered on a day-to-day basis. The base salaries of our NEOs are reviewed on an annual basis. For 2018, base salaries were increased for Messrs. Belliveau, Goldin, and Weiss to recognize relative market positioning and strong individual performance. Mr. Belliveau did not receive a base salary increase either in 2016 or in 2017, and Mr. Goldin did not receive a base salary increase in 2017. The following table provides the base salaries of our NEOs for 2017 and 2018:

Named Executive Officer	2017 Base Salary		2018 Base Salary		% Increase
Adam Miller	$500,000		$500,000		0.0%
Brian Swartz	$425,000		$425,000		0.0%
Jeffrey Lautenbach(1)	$—		$400,000		n/a
Vincent Belliveau	$292,256	(2)	$315,178	(3)	7.8%
Mark Goldin	$350,000		$375,000		7.1%
Adam Weiss	$330,000		$350,000		6.1%

(1)	Mr. Lautenbach was hired in 2018 and therefore had no base salary to report for 2017.

(2)	This amount reflects a base salary of €255,000, which has been converted into U.S. Dollars at a rate of $1.1461 Dollars per Euro, the exchange rate in effect on January 1, 2019.
(3)	This amount reflects a base salary of €275,000, which has been converted into U.S. Dollars at a rate of $1.1461 Dollars per Euro, the exchange rate in effect on January 1, 2019.

In reviewing the salaries of our executives, our Compensation Committee reviewed and considered various market data presented by Semler Brossy as well as the factors described above under the heading “— Compensation Discussion and Analysis — Compensation Decision Process.” We did not engage in any benchmarking or targeting of any specific levels of pay when determining base salary levels. In connection with its review of 2018 base salaries, our Compensation Committee determined that no adjustment to our CEO and CFO base salaries was necessary, as their current base salaries were appropriate relative to market data and each executive’s experience, as well as past, current and anticipated contributions to our success.

Short-Term Incentives (Cash Bonuses and Sales Commissions)

Our short-term incentive program seeks to balance our NEOs’ focus on our company goals as well as reward their individual performance through the use of an executive compensation plan and separate sales commission plan, as appropriate for each NEO’s position. Each of Messrs. Miller, Swartz, Lautenbach, Goldin and Weiss participated in an executive compensation plan under which bonuses were eligible to be earned upon our achievement of specified performance goals. Considering his sales positions within our organization, Mr. Belliveau participated in an individualized sales commission plan that is similar to the plans used for all of our sales employees, as described below. Our executive compensation plan and our executive sales commission plan are treated as “non-equity incentive plan compensation” for purposes of the Summary Compensation Table and Grants of Plan-Based Awards Table below.

2018 Executive Compensation Plan

For 2018, our Compensation Committee established an executive compensation plan for Messrs. Miller, Swartz, Lautenbach, Goldin and Weiss (the “2018 Executive Compensation Plan”). Under the terms of the 2018 Executive Compensation Plan, each NEO (other than Mr. Belliveau) was entitled to receive a bonus that would vary in size depending on our success in meeting certain performance thresholds and targets with respect to a number of different performance metrics: annual recurring revenue, subscription revenue, and non-GAAP operating income. Performance against the annual recurring revenue and subscription revenue metrics is evaluated on a constant currency basis. We revised the performance metrics from revenue, billings, free cash-flow and non-GAAP operating income used in 2017 to those listed above because we believe that the annual recurring revenue and subscription revenue metrics directly measure our ability to execute on our strategic imperatives of expanding market share of our recurring revenue business, while the non-GAAP operating income metric incentivizes management to balance revenue growth with decisions that will allow us to achieve appropriate levels of profitability. We believe successful performance on these metrics will drive sustainable long-term stockholder value creation. Under this plan, no bonus payout for a particular performance metric would be earned unless the performance threshold for that metric was met.

The following table shows the performance metrics and weighting established by our Compensation Committee for the 2018 Executive Compensation Plan:

Performance Metric	Weighting(1)
Annual Recurring Revenue(2)	30%
Subscription Revenue(3)	30%
Non-GAAP operating income(4)	40%

(1)	The amount payable with respect to each metric may be greater or less than the assigned weighting depending on the extent to which our performance exceeded or fell short of the applicable target.
(2)	Annual recurring revenue is generally defined as our total recurring revenue as of December 31, 2018.

(3)	Subscription revenue is generally defined as our total subscription revenue for fiscal 2018.
(4)

Non-GAAP operating income is loss from operations adjusted to exclude expenses related to stock-based compensation, amortization of intangible assets, accretion of debt discount and amortization of debt issuance costs and unrealized fair value adjustment on strategic investment.

The following tables show the target, minimum and maximum levels of performance and the bonus percentages corresponding with such levels of achievement for each NEO established by our Compensation Committee in February 2018 for the 2018 Executive Compensation Plan:

	Minimum(1)	Target	Maximum
Annual Recurring Revenue	$475,000,000	$514,000,000	$530,000,000
Subscription Revenue	$458,000,000	$474,000,000	$481,000,000
Non-GAAP operating income	$55,000,000	$65,000,000	$70,000,000

(1)	No bonus payment for the applicable performance metric would be eligible to be earned unless the performance threshold for that performance metric was met.

Bonus Percentages for NEOs

The following table shows the minimum, target, and maximum bonus amounts under the 2018 Executive Compensation Plan for each of Messrs. Miller, Swartz, Lautenbach, Goldin and Weiss. For each of the three bonus metrics, achievement of minimum, target, and maximum performance would be calculated based on 25%, 100%, and 200% achievement of the metric, respectively. To the extent that our achievement was greater or less than the specified targets, the bonus amounts payable to each individual would be increased or decreased, respectively, although our Compensation Committee retained discretion to adjust bonus payments in its sole discretion. Our Compensation Committee determined these target bonus amounts based on the reasons below and the compensation factors described above under the heading “— Compensation Discussion and Analysis — Compensation Decision Process.”

	Minimum Bonus Amount(1)		Target Bonus Amount(2)		Maximum Bonus Amount(3)
	$	% of Base Salary	$	% of Base Salary	$	% of Base Salary
Adam Miller	37,500	7.5	500,000	100	1,000,000	200
Jeffrey Lautenbach	30,000	7.5	400,000	100	800,000	200
Brian Swartz	22,313	5.3	297,500	70	595,000	140
Mark Goldin	19,688	5.3	262,500	70	525,000	140
Adam Weiss	15,750	4.5	210,000	60	420,000	120

(1)

Represents the minimum bonus amount payable if we met only our performance threshold for annual recurring revenue or subscription revenue, the metrics with the lowest weighting. No bonus was payable if we failed to meet the performance threshold for at least one metric.

(2)	Represents the bonus amount payable if we achieved our full performance target with respect to each performance metric.
(3)	Represents the maximum bonus amount payable in aggregate, if we achieved the maximum target with respect to each performance metric.

Our Compensation Committee did not make any changes to the target bonus amounts of our NEOs for 2018. Our Compensation Committee determined that these bonus targets were appropriate based on its review of the compensation practices of our peer group and allowed an appropriate amount of our NEOs’ total cash compensation to be performance-based compensation, consistent with our compensation philosophy. For 2018, the maximum bonus opportunity for executives remained 200% of target.

In early 2019, our Compensation Committee reviewed the level of achievement for each performance metric. The 2018 achievement levels for each performance metric were as follows:

	2018 Actual Performance	2018 Constant Currency Performance(1)	Percentage Achievement
Annual Recurring Revenue	$510,000,000	$518,000,000	123%
Subscription Revenue	$473,100,000	$483,000,000	200%
Non-GAAP operating income(2)	$67,800,000	n/a	156%
Weighted Total:			159%

(1)	The 2018 Executive Compensation Plan directs the Compensation Committee to automatically adjust performance for currency exchange rate fluctuations.
(2)

GAAP operating loss was ($7.8) million, and actual non-GAAP operating income was $63.4 million. The 2018 Executive Compensation Plan allows for certain adjustments, such as removing the impact of expenses associated with this plan. The adjusted achievement level for this performance target was calculated as $67.8 million for 2018.

Accordingly, overall achievement relative to targets was approximately 158% after taking into account a negative one percentage point adjustment to achievement of performance goals contemplated by the Compensation Committee consistent with the terms of the bonus plan. Individual payments under the 2018 Executive Compensation Plan were as follows:

Name	2018 Bonus Amount
Adam Miller	$790,000
Jeffrey Lautenbach	$632,000
Brian Swartz	$470,050
Mark Goldin	$414,750
Adam Weiss	$331,800

Belliveau Sales Commission Plan

Because much of Mr. Belliveau’s responsibilities are focused on sales of our solutions, our Compensation Committee determined that it would be more appropriate for Mr. Belliveau to participate in a sales commission plan with terms that correspond to the results achieved by his team rather than in the 2018 Executive Compensation Plan described above. Mr. Belliveau therefore earned commissions based on the results of his sales teams in Europe, the Middle East and Africa. The commission targets were determined by our Compensation Committee based in part on the recommendations of our CEO, which took into account the compensation factors described above under the heading “Compensation Discussion and Analysis — Compensation Decision Process.” Our Compensation Committee designed Mr. Belliveau’s commission structure both to reward him for his success in 2018 and to support our retention efforts.

During 2018, Mr. Belliveau was eligible to receive commissions based on total sales in his sales territory. The rate at which commissions are earned is highest in the first year of each client agreement and decreases each year thereafter and depends on whether the client agreement is a new agreement or a renewal. For 2018, our Compensation Committee established a sales quota for Mr. Belliveau. Mr. Belliveau’s total quota for 2018 was $27,000,000 in annual recurring revenue from new sales in assigned territories. To the extent Mr. Belliveau exceeded his quota for annual recurring revenue in 2018, his commission rate was increased with respect to annual recurring revenue from new sales in excess of the quota.

In addition, Mr. Belliveau was also eligible for a bonus if he met certain milestone sales targets by the dates specified in his commission plan. Mr. Belliveau was eligible to receive a bonus of $22,922 (based on a $1.1461 U.S. Dollar to Euro exchange rate as of January 1, 2019) for achieving 15%, 36%, 62%, and 100% of his annual quota by the end of the first, second, third, and fourth quarters, respectively.

For 2018, the following table shows the targets and amounts earned by Mr. Belliveau under his 2018 sales commission plan:

	Target 2018 Commission		Target 2018 Bonus		2018 Commission Earned(3)		Target 2018 Bonus Earned(5)
Vincent Belliveau	$337,500	(1)	$22,922	(2)	$348,496	(4)	$22,600	(4)

(1)	This amount represents the performance-based commissions that would have been earned under the commission plan if Mr. Belliveau had achieved the sales quota established under his commission plan.
(2)	Mr. Belliveau’s target 2018 bonus was €20,000. Amounts have been converted into U.S. Dollars at a rate of $1.1461 Dollars per Euro, the exchange rate in effect on January 1, 2019.
(3)

This amount represents the total performance-based commissions earned by Mr. Belliveau under the 2018 commission plan, including incremental revenue from renewals. Mr. Belliveau also earned additional commissions for second-year revenue and third-year revenue received by us in 2018 with respect to client agreements entered into in prior years under sales commission plans established in such years for each such executive, which commission amounts are not reflected in this amount. For the commissions earned in 2018 under the 2018 sales commission plan and under plans established for prior years, see the non-equity incentive plan compensation column of the Summary Compensation Table below.

(4)	Amount represents the sum of payments made to Mr. Belliveau converted from Euros into U.S. Dollars at the exchange rates in effect when the payments were made.
(5)	Represents milestone bonuses paid upon the achievement of certain milestone sales targets.

Long-Term Incentives

We grant equity awards to motivate and reward our NEOs for achieving long-term performance goals as reflected in the value of our common stock, which we believe aligns the interests of our NEOs with those of our stockholders. Such awards typically have been granted once per year. The Compensation Committee typically grants a combination of performance-based restricted stock units and time-based restricted stock units to achieve these goals.

2018 Front-Loaded Equity Awards for NEOs Excluding the CEO

In November 2017, we announced a strategic plan with the objective of better positioning us for long-term growth and increasing stockholder value. In connection with the plan, we have (i) sharpened our focus on recurring revenue growth; (ii) driven operating margin and free cash flow improvement; (iii) developed new recurring revenue streams, including e-learning content subscriptions; (iv) bolstered the leadership team; and (v) strengthened governance to execute on this strategic transformation.

To ensure alignment between NEOs and our focus on combined subscription revenue growth and unlevered free cash flow margin to target the “Rule of 40” by 2020, the Compensation Committee, after reviewing a number of alternatives, decided to modify the long-term incentive program for 2018 for certain NEOs, excluding our founder and CEO Adam Miller.

As such, on February 27, 2018, the Company granted the Named Executive Officers (NEOs), excluding Adam Miller, a front-loaded equity grant equal to three times the respective NEO’s annual long-term incentive award, intended to cover multiple years of service. It is expected that no additional awards will be made to our NEOs until 2021.

Key features of the new program include:

•

One-Time Award: Grantees under this program received a one-time equity award in February 2018 intended to cover expected grant levels over a three-year period. In exchange, the Compensation Committee does not plan to grant any additional equity awards to program participants until 2021. This one-time award should not be viewed as an incremental equity award. Future awards were pulled forward to ensure the participating NEOs were focused on the new strategic direction and remained sufficiently incentivized over the next five years.

•	Extended Vesting Period: The award vests over five years, instead of over a more typical three- or four-year period.

•	Increased Performance Orientation: The award is an equity mix of 50% PSUs and 50% RSUs. This mix represents a heavier weighting on performance shares than the previous mix of 33% PSUs and 67% RSUs.

•

Aligned to the “Rule of 40”: PSUs are based on a combination of subscription revenue growth and unlevered free cash flow margin, with target performance set at the “Rule of 40.” Achieving the “Rule of 40” in a given year means the percentage of our subscription revenue growth, plus the percentage of unlevered free cash flow margin, for that year equals at least 40%. The Committee believes that a balance of continued strong growth and margin improvement are fundamental to executing our strategy. However, to ensure the NEOs have a continued focus on top-line growth, a subscription revenue modifier was added to the design. Accordingly, performance outcomes from the “Rule of 40” can be modified from 0.0x to 0.5x based on revenue growth over the period.

•

Sustained Performance Over Multiple Years: The PSU portion of the 2018 equity award (50% of the value) has been divided into three separate tranches, measured in equal one-third increments in 2020, 2021, and 2022. To earn the PSUs at target, we must reach the “Rule of 40” by 2020 and sustain that level of performance through 2022. The maximum performance leverage has been reduced from the prior year (from 3.0x to 2.0x), excluding the 0.0x to 0.5x subscription revenue growth modifier.

2018 Performance-Based Restricted Stock Unit Goals (“Rule of 40”)
Threshold	Target	Maximum
20%	40%	45%

Given Mr. Miller’s significant ownership stake, the Compensation Committee determined that his participation in the one-time award was neither necessary nor appropriate. Therefore, Mr. Miller’s long-term incentive structure did not change materially for fiscal 2018. As discussed in greater detail above, Mr. Miller’s annual PSU performance targets were determined using the same metrics used for the other NEO PSUs, and vest on a similar schedule.

We believe this new program sufficiently aligns NEOs with our new strategy, our commitment to target the “Rule of 40” by 2020, and stockholders’ interests, as a significant amount of NEO current and future pay is at risk.

2018 Equity Awards for Mr. Miller

On February 27, 2018, we granted Mr. Miller an award of restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”). We targeted an equity mix of 40% RSUs and 60% PSUs.

The restricted stock units will be fully vested over a four-year period with 1/4th of the restricted stock units scheduled to vest on each of the first four anniversaries of the grant date, in all cases subject to the individual continuing to provide services to us through each such date.

The PSUs will measure performance for fiscal year 2020, and will become fully vested based on actual performance for that year. Performance will be based on a combination of subscription revenue growth and unlevered free cash flow margin, with target performance set at the “Rule of 40,” consistent with the metrics, goals, and leverage for the other NEOs as described above.

2018 Target Long-Term Incentive Grant Values ($000s)
	Annualized Value			Change from 2017	Three-Year Front-Loaded Value
Executive Officer	PSUs	RSUs	Total	Total	PSUs	RSUs	Total
Adam Miller	$2,850	$1,900	$4,750	0%	N/A	N/A	N/A
Brian Swartz	$1,325	$1,325	$2,650	0%	$3,975	$3,975	$7,950
Jeff Lautenbach	$1,100	$1,100	$2,200	0%	$3,300	$3,300	$6,600
Mark Goldin	$875	$875	$1,750	0%	$2,625	$2,625	$5,250
Vincent Belliveau	$875	$875	$1,750	0%	$2,625	$2,625	$5,250
Adam Weiss	$750	$750	$1,500	+11%	$2,250	$2,250	$4,500

Other Compensation

In 2018 the Company paid on behalf of Mr. Miller a filing fee of $250,000 associated with a filing under the Hart-Scott-Rodino Act and a tax gross-up of $132,556 with respect to such filing fee. Mr. Miller was required to file an HSR Notification and Report Form as a result of the value of the shares of our common stock that he owns and this obligation arose as a result of the price appreciation in the shares of our common stock that he owns and for which he has made substantial contributions toward such price appreciation.

COMPENSATION GOVERNANCE

Stock Ownership Guidelines

We have formal stock ownership guidelines for certain employees, including our NEOs. Under our ownership guidelines, our CEO is expected to accumulate and hold a number of shares of the Company’s common stock with a value equal to ten times his annual base salary, and our other NEOs are expected to accumulate and hold a number of shares of the Company’s common stock with a value equal to three times his or her annual base salary. The NEOs are expected to satisfy the ownership guidelines within five years from the adoption of the guidelines (or the individual’s date of hire for individuals hired after the effective date). For the purposes of these guidelines, stock ownership includes shares owned outright by the NEO or his or her immediate family members; shares held in trust, limited partnerships, or similar entities for the benefit of the NEO or his or her immediate family members, but beneficially owned by the NEO; shares held in retirement or deferred compensation accounts for the benefit of the NEO or his or her immediate family members; shares subject to restricted stock units or other full-value awards (“Full-Value Awards”) that have vested, but for which the NEO has elected to defer the settlement of the award to a date beyond the date of vesting; and shares subject to Full-Value Awards that are unvested and for which the only requirement to earn the award is continued service to the Company. In addition, in the event the applicable ownership threshold is not satisfied as of or following the applicable deadline, NEOs are required to hold 50% of net after-tax shares until the applicable guideline has been met. All of our NEOs currently meet their respective ownership requirements under the stock ownership guidelines.

Anti-Hedging and Pledging Policy

Our insider trading policy includes an anti-hedging policy, which prohibits our executive officers and directors from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities unless otherwise permitted by our board of directors. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities. Stock options, stock appreciation rights, and other securities issued pursuant to Company benefit plans or other compensatory arrangements with the Company are not subject to this prohibition.

Our insider trading policy also includes an anti-pledging policy, which prohibits our executive officers and directors from pledging Company securities as collateral for loans.

Compensation Recovery Policies

We have a clawback policy applicable to our executive officers. If a majority of the independent members of our board of directors determines that an officer’s misconduct caused us to materially restate all or a portion of our financial statements, our board of directors may require the officer to repay incentive compensation that would not have been payable absent the material restatement. This policy applies to all incentive compensation, excluding equity awards granted prior to the adoption of the policy, based on financial statements filed during the three years prior to the material restatement. Our Compensation Committee intends to revisit our clawback policy after the SEC adopts final rules implementing the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Employment Contracts, Termination of Employment and Change-In-Control Agreements

Our board of directors believes that maintaining a stable and effective management team is essential to our long-term success and achievement of our corporate strategies, and is therefore in the best interests of our stockholders. We have entered into employment agreements or Change of Control Severance Agreements with each of our NEOs that provide for, in certain instances, base salary, bonuses and/or sales commissions, employee benefit plan participation, and severance or other payments upon a qualifying termination of employment or change of control. These agreements provide the NEOs with assurances of specified severance benefits in the event that their employment is terminated and such termination is a qualifying termination. For more detail, see “Offer Letters and Employment Agreements; Potential Payments Upon Termination, Change in Control or Upon Termination Following Change in Control.”

We recognize that these severance benefits may be triggered at any time. Nonetheless, we believe that it is imperative to provide these individuals with these benefits to secure their continued dedication to their work, notwithstanding the possibility of a termination by us, and to provide them with additional incentives to continue employment with us. In determining appropriate severance payment and benefit levels for our NEOs, our Compensation Committee and our board of directors relied on a number of factors, including their experience with and understanding of current market practice, relative severance packages within our company, and current severance arrangements. The level of benefits and triggering events to receive such benefits were chosen to be broadly consistent with our Compensation Committee’s and our board of directors’ view of prevailing competitive practices. The final severance payment and benefit levels were determined after extensive negotiations with each NEO and were evaluated in terms of the overall compensation packages for each NEO.

We also recognize the possibility that we may in the future undergo a change in control, and that this possibility, and the uncertainty it may cause among our NEOs, may result in their departure or distraction to the detriment of our company and our stockholders. Accordingly, our board of directors and Compensation Committee decided to take appropriate steps to encourage the continued attention, dedication and continuity of certain key executives to their assigned duties without the distraction that may arise from the possibility or occurrence of a change in control. As a result, we have entered into agreements with certain of our NEOs that provide additional benefits in the event of a change in control. For more detail, see “Offer Letters and Employment Agreements; Potential Payments Upon Termination, Change in Control or Upon Termination Following Change in Control.”

Compensation Risk Assessment

In establishing and reviewing our overall compensation program, our Compensation Committee and our board of directors consider whether the compensation program and its various elements encourage or motivate our NEOs or other employees to take excessive risks. We believe that our compensation program and its elements are designed to encourage our employees to act in our long-term best interests and are not reasonably likely to have a material adverse effect on our business. In particular, our Compensation Committee has reviewed the elements of our executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

•	our allocation of compensation between cash compensation and long-term equity compensation, combined with our typically 48-month vesting schedule, discourages short-term risk taking;

•	our approach of goal setting, setting of targets with payouts at multiple levels of performance, and evaluation of performance results assist in mitigating excessive risk-taking; and

•	our compensation decisions include subjective considerations, which restrain the influence of formulae or objective factors on excessive risk taking.

Benefits and Tax Considerations

Broad-Based Employee Benefits

Our compensation program for our NEOs also includes employee benefits that are generally available to our other employees. These benefits include, for instance, medical, dental, vision, long-term disability and life insurance benefits, as well as flexible spending accounts. Our NEOs receive these benefits on the same basis as our other full-time U.S. employees. Offering these benefits serves to attract and retain employees, including our NEOs. We anticipate that we will periodically review our employee benefits programs in order to ensure that they continue to serve these purposes and remain competitive.

We have established a tax-qualified Section 401(k) retirement savings plan for our employees generally, subject to standard eligibility requirements. Under this plan, participants may elect to make pre-tax contributions to the plan of up to a certain portion of their current compensation, not to exceed the applicable statutory income tax limitation. We provide for a match of employees’ contributions in an amount equal to 50% of an employee’s contributions up to $2,400 per year. Matching amounts vest over four years, beginning at the employee’s employment start date. Accordingly, all matching amounts will have fully vested on the fourth anniversary of the start date, regardless of when the matching amounts were contributed.

We have also established the 2010 Employee Stock Purchase Plan (the “ESPP”), which provides employees the opportunity to purchase shares of our common stock through accumulated payroll deductions pursuant to a pre-determined formula within limits prescribed by the Internal Revenue Code. Our NEOs are eligible to participate in the ESPP on the same basis as other employees located in the same country.

Tax Considerations

Prior to January 1, 2018, based on the limitations imposed by Section 162(m) of Internal Revenue Code, we generally could not deduct compensation paid to our Chief Executive Officer and to certain other highly compensated officers that exceeded $1,000,000 per person in any fiscal year for federal income tax purposes, unless it is “performance-based,” as defined under Section 162(m). As a result of the Tax Cuts and Jobs Act that became law in late 2017, the number of individuals covered by Section 162(m) has been expanded to include the Company’s principal financial officer and the exception for performance-based compensation has been eliminated. While mindful of the benefit to us of the full deductibility of compensation, our Compensation Committee has believed historically that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating the members of our executive team in a manner that can best promote our corporate objectives, which our Compensation Committee believes aligns our executive officers’ interests with our stockholders’ interests, and thus is in the best interests of our stockholders. While we cannot predict how the Section 162(m) deductibility limit may affect our compensation program in future years, we intend to maintain an approach to executive compensation that strongly links pay to performance.

We have not provided our executives or directors with any gross-up or other reimbursement for tax amounts that these individuals might pay pursuant to Section 280G or Section 409A of the Internal Revenue Code. Section 280G and related Internal Revenue Code sections provide that executive officers, directors who hold significant stockholder interests, and certain other service providers, could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control that exceeds certain limits, and also that we or our successor could lose the ability to deduct on our corporate taxes the amounts subject to the additional tax. In addition, Section 409A imposes significant taxes on an executive officer, director or other service provider who receives “deferred compensation” that does not meet the requirements of Section 409A.

Compensation Committee Report

The following report of our Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

Our Compensation Committee consists of three non-employee directors: Messrs. Burlingame, Carter and Tomlinson, each of whom our board of directors has determined is independent under the applicable listing standards of Nasdaq. Our Compensation Committee has the duties and powers described in its written charter adopted by our board of directors. A copy of our Compensation Committee’s charter is available on the Investor Relations page of our website at investors.cornerstoneondemand.com, under “Governance.”

The Compensation Committee has reviewed and discussed the section entitled “Compensation Discussion and Analysis” with management and, based on this review and discussion, the Compensation Committee recommended to our board of directors that the section entitled “Compensation Discussion and Analysis” be included in this proxy statement.

Members of our Compensation Committee

Harold W. Burlingame, Chairperson

Dean Carter

Steffan C. Tomlinson

Summary Compensation Table

The following table summarizes the compensation information for our NEOs for the fiscal years ended December 31, 2018, 2017 and 2016.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)		All Other Compensation (3)	Total ($)
Adam Miller	2018	500,000		—		4,879,645	—	790,000		384,956	6,554,601
Chief Executive Officer	2017	500,000		—		4,728,635	—	373,676		2,400	5,604,711
	2016	469,792		—		4,354,242	—	522,500		2,400	5,348,934

Brian Swartz	2018	425,000		—		8,167,177	—	470,050		2,400	9,064,627
Chief Financial Officer	2017	425,000		—		2,637,753	—	222,338		2,400	3,287,491
	2016	283,333	(4)	—		3,087,000	734,193	219,661	(4)	146,181	4,470,368

Jeffrey Lautenbach President of Global Field Operations	2018	398,718	(5)	60,000	(6)	6,780,215	—	632,000		—	7,870,933

Vincent Belliveau	2018	310,891		—		5,393,578	—	706,170		—	6,410,640
Chief Executive of EMEA(7)	2017	283,244		—		1,742,019	—	415,811		—	2,441,074
	2016	279,226		—		1,693,746	—	382,201		—	2,355,173

Mark Goldin	2018	370,834		—		5,393,578	—	414,750		2,400	6,181,562
Chief Technology Officer	2017	350,000		—		1,742,019	—	183,101		2,400	2,277,520
	2016	346,875		—		1,693,746	—	269,500		2,400	2,312,521

Adam Weiss Chief Administrative Officer and General Counsel	2018	346,667		—		4,623,044	—	331,800		2,400	5,303,911

(1)

Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are set forth herein or in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 26, 2019. These amounts do not necessarily correspond to the actual value that may be realized by the NEO.

(2)

The amounts for Messrs. Miller, Swartz, Lautenbach, Goldin and Weiss represent the total performance-based bonuses earned for services rendered in 2018, 2017 and 2016 under our 2018 Executive Compensation Plan, 2017 Executive Compensation Plan and 2016 Executive Compensation Plan, respectively. The amounts for Mr. Belliveau represent the total performance-based commissions earned and milestone bonuses paid in 2018, 2017, and 2016 in accordance with sales commission plans established for Mr. Belliveau in such years. For more information, see “— Compensation Discussion and Analysis — 2018 Executive Compensation Plan” and “— Compensation Discussion and Analysis — Sales Commission Plan.”

(3)

The amounts represent (i) a filing fee of $250,000 paid on behalf Mr. Miller by the Company in 2018 in connection with a filing under the Hart-Scott-Rodino Act as well as related tax gross-up payments of $132,556, (ii) $80,078 paid by the Company to reimburse Mr. Swartz for his relocation and travel expenses related to him joining the Company in 2016 as well as related tax gross-up payments of $63,703, and (iii) $2,400 in annual 401(k) plan matching contributions for each of Messrs. Miller, Swartz, Goldin and Weiss in the years shown above.

(4)	Mr. Swartz joined us in May 2016 with an annual salary of $425,000.
(5)	Mr. Lautenbach joined us in January 2018 with an annual salary of $400,000.
(6)

The amount represents a discretionary bonuses paid pursuant to Mr. Lautenbach’s offer letter dated November 28, 2017, which provides for four quarterly hire-on bonus payments of $20,000 each that are paid following each applicable three-month anniversary of Mr. Lautenbach’s hire date of January 2, 2018.

(7)

Mr. Belliveau’s salary for 2018, 2017 and 2016 represent the sum of payments made to Mr. Belliveau in Euros, which were converted into U.S. Dollars at the exchange rate in effect on December 31 of each such year. Mr. Belliveau’s non-equity incentive plan compensation for 2018, 2017 and 2016 represent the sum of payments made to Mr. Belliveau in Euros, which were converted into U.S. Dollars at the exchange rates in effect when the payments were made. In February 2018, our board of directors determined that Mr. Belliveau no longer met the definition of an executive officer for purposes of Item 401(b) of Regulation S-K.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of the annual total compensation of Mr. Miller, our CEO, to that of our median employee. SEC rules allow us to select a methodology for identifying our median employee in a manner that is most appropriate based on our size, organizational structure and compensation plans, policies and procedures.

In determining our median employee, we chose December 31, 2018 as the determination date, which is the last day of our most recently completed fiscal year. As of that date, we employed 1,953 employees globally. Our median employee was determined based on total compensation (base salary, equity-based compensation reflecting grant date fair value and cash incentive compensation, where applicable), derived from our payroll and stock administration systems for, our entire global employee population (excluding our CEO) for the twelve months ending at December 31, 2018. In determining our median employee, we did not use any of the exemptions permitted under SEC rules, and we did not rely on any material assumptions, adjustments (e.g., cost-of-living adjustments) or estimates (e.g., statistical sampling) to identify our median employee or determine annual total compensation or any elements of annual total compensation for our median employee or our CEO. Amounts paid in foreign currency were converted to United States dollars using the average exchange rates for the twelve month period ending December 31, 2018.

We calculated the median employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. Based on our calculation for 2018, our CEO’s annual total compensation for 2018 was $6,552,201 and our median employee’s annual total compensation for 2018 was $122,284. Accordingly, we estimated our CEO Pay Ratio for 2018 to be 54:1. This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

Fiscal 2018 Grants of Plan-Based Awards

The table below summarizes information concerning all plan-based awards granted to our NEOs during fiscal 2018, which ended on December 31, 2018.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards (1)		All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name		Threshold ($)	Target ($)		Maximum ($)	Target (#)	Maximum (#)
Mr. Miller	—	37,500	500,000		1,000,000	—	—	—	—
	2/27/2018	—	—		—	—	—	48,028	1,951,858
	2/27/2018	—	—		—	72,042	180,105	—	2,927,787
Mr. Swartz	—	22,313	297,500		595,000	—	—	—	—
	2/27/2018	—	—		—	—	—	100,482	4,083,588
	2/27/2018	—	—		—	100,482	251,205	—	4,083,588
Mr. Lautenbach	—	30,000	400,000		800,000	—	—	—	—
	2/27/2018	—	—		—	—	—	83,418	3,390,108
	2/27/2018	—	—		—	83,418	208,545	—	3,390,108
Mr. Belliveau	—	—	360,422	(4)(5)	—	—	—	—	—
	2/27/2018	—	—		—	—	—	66,358	2,696,789
	2/27/2018	—	—		—	66,358	165,895	—	2,696,789
Mr. Goldin	—	19,688	262,500		525,000	—	—	—	—
	2/27/2018	—	—		—	—	—	66,358	2,696,789
	2/27/2018	—	—		—	66,358	165,895	—	2,696,789
Mr. Weiss	—	15,750	210,000		420,000	—	—	—	—
	2/27/2018	—	—		—	—	—	56,878	2,311,522
	2/27/2018	—	—		—	56,878	142,195	—	2,311,522

(1)

Represents performance-based restricted stock unit awards that were granted under our 2010 Equity Incentive Plan. For more information, see “Compensation Discussion and Analysis — Long-Term Incentives (Equity Awards)” above.

(2)	Represents restricted stock unit awards that were granted under our 2010 Equity Incentive Plan and which are subject to service-based vesting requirements.
(3)

Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are set forth herein or in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 26, 2019. These amounts do not necessarily correspond to the actual value that may be realized by the NEO.

(4)

The non-equity incentive plan compensation earned by Mr. Belliveau was paid under his sales commission plan, not under our 2018 Executive Compensation Plan. Mr. Belliveau’s sales commission plan established a sales quota and certain milestone sales targets. The target amount represents the amount to be earned in 2018 assuming (i) that the full sales quota and all milestone sales targets were met, (ii) any contingencies such as a material customization which may impair or delay revenue recognition has cleared, and (iii) that none of the sales contracts entered into were renewals. For more information, see “— Compensation Discussion and Analysis — Sales Commission Plan.”

(5)	Amount has been converted from Euros into U.S. Dollars at the exchange rates in effect when the payments were made.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding stock options and stock awards held by our NEOs as of December 31, 2018.

Name	Vesting Commencement Date		Option Awards — Number of Securities Underlying Unexercised Options (#) Exercisable	Option Awards — Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Awards — Option Exercise Price ($)	Option Awards — Option Expiration Date	Stock Awards — Number of Shares or Units of Stock That Have Not Vested (#)(2)	Stock Awards — Market Value of Shares or Units of Stock That Have Not Vested ($)(1)(2)	Stock Awards — Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)		Stock Awards — Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)(3)
Mr. Miller	11/7/2010	(4)	532,250	—	6.51	11/7/2020	—	—	—		—
	5/1/2012	(4)	248,700	—	20.85	5/1/2022	—	—	—		—
	7/1/2013	(4)	116,500	—	52.72	8/10/2023	—	—	—		—
	7/1/2014	(4)	82,000	—	46.20	7/1/2024	—	—	—		—
	7/1/2016	(5)	—	—	—	—	22,550	1,137,197	—		—
	3/5/2017	(5)	—	—	—	—	33,994	1,714,317	—		—
	2/27/2018	(5)	—	—	—	—	48,028	2,422,052	—		—
	3/5/2017	(6)	—	—	—	—	—	—	67,990	(9)	3,428,736
	2/27/2018	(6)	—	—	—	—	—	—	72,042	(9)	3,633,078

Mr. Swartz	5/2/2016	(4)	32,292	17,708	34.30	5/2/2026	—	—	—		—
	5/2/2016	(5)	—	—	—	—	25,000	1,260,750	—		—
	3/5/2017	(5)	—	—	—	—	31,605	1,593,840	—		—
	2/27/2018	(7)	—	—	—	—	100,482	5,067,307	—		—
	3/5/2017	(6)	—	—	—	—	—	—	21,070	(9)	1,062,560
	2/27/2018	(8)	—	—	—	—	—	—	100,482	(9)	5,067,307

Mr. Lautenbach	2/27/2018	(7)	—	—	—	—	83,418	4,206,770	—		—
	2/27/2018	(8)	—	—	—	—	—	—	83,418	(9)	4,206,770

Name	Vesting Commencement Date		Option Awards — Number of Securities Underlying Unexercised Options (#) Exercisable	Option Awards — Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Awards — Option Exercise Price ($)	Option Awards — Option Expiration Date	Stock Awards — Number of Shares or Units of Stock That Have Not Vested (#)(2)	Stock Awards — Market Value of Shares or Units of Stock That Have Not Vested ($)(1)(2)	Stock Awards — Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)		Stock Awards — Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)(3)

Mr. Belliveau	7/1/2013	(4)	46,670	—	44.01	7/1/2023	—	—	—		—
	7/1/2014	(4)	50,000	—	46.20	7/1/2024	—	—	—		—
	7/1/2015	(4)	47,833	8,167	35.36	7/9/2025	—	—	—		—
	7/1/2015	(5)	—	—	—	—	5,875	296,276	—		—
	7/1/2016	(5)	—	—	—	—	14,600	736,278	—		—
	3/5/2017	(5)	—	—	—	—	20,872	1,052,575	—		—
	2/27/2018	(7)	—	—	—	—	66,358	3,346,434	—		—
	3/5/2017	(6)	—	—	—	—	—	—	13,915	(9)	701,733
	2/27/2018	(8)	—	—	—	—	—	—	66,358	(9)	3,346,434

Mr. Goldin	7/1/2013	(4)	46,670	—	44.01	7/1/2023	—	—	—		—
	7/1/2014	(4)	50,000	—	46.20	7/1/2024	—	—	—		—
	7/1/2015	(4)	18,453	8,167	35.36	7/9/2025	—	—	—		—
	7/1/2015	(5)	—	—	—	—	5,875	296,276	—		—
	7/1/2016	(5)	—	—	—	—	14,600	736,278	—		—
	3/5/2017	(5)	—	—	—	—	20,872	1,052,575	—		—
	2/27/2018	(7)	—	—	—	—	66,358	3,346,434	—		—
	3/5/2017	(6)	—	—	—	—	—	—	13,915	(9)	701,733
	2/27/2018	(8)	—	—	—	—	—	—	66,358	(9)	3,346,434

Mr. Weiss	11/8/2009	(4)	3,556	—	1.26	12/30/2019	—	—	—		—
	9/20/2010	(4)	15,000	—	5.93	9/20/2020	—	—	—		—
	9/20/2010	(4)	3,750	—	8.88	1/14/2021	—	—	—		—
	1/1/2011	(4)	30,000	—	8.88	1/14/2021	—	—	—		—
	7/1/2012	(4)	20,000	—	23.81	7/1/2022	—	—	—		—
	7/1/2013	(4)	31,670	—	44.01	7/1/2023	—	—	—		—
	7/1/2014	(4)	38,000	—	46.20	7/1/2024	—	—	—		—
	7/1/2015	(4)	36,388	6,212	35.36	7/9/2025	—	—	—		—
	7/1/2015	(5)	—	—	—	—	4,475	225,674	—		—
	7/1/2016	(5)	—	—	—	—	11,300	569,859	—		—
	3/5/2017	(5)	—	—	—	—	16,102	812,024	—		—
	2/27/2018	(7)	—	—	—	—	56,878	2,868,358
	3/5/2017	(6)	—	—	—	—	—	—	10,735	(9)	541,366
	2/27/2018	(8)	—	—	—	—	—	—	56,878	(9)	2,868,358

(1)

This column represents the market value of the shares of our common stock underlying the restricted stock units as of December 31, 2018, based on the closing price of our common stock as reported on the Nasdaq Global Select Market of $50.43 per share on December 31, 2018.

(2)	These columns represent amounts related to awards of restricted stock units.
(3)	These columns represent amounts related to awards of performance-based restricted stock units.
(4)

One fourth (1/4) of the shares subject to the option shall vest on the first anniversary of the vesting commencement date, and one forty-eighth (1/48th) of the shares subject to the option shall vest each month thereafter on the same day of the month as the vesting commencement date (and if there is no corresponding day, on the last day of the month), such that all of the shares subject to the option will have vested as of the fourth anniversary of the vesting commencement date, subject to option holder’s continuing to be a service provider through each such date.

(5)

One fourth (1/4) of the shares subject to the restricted stock units will vest on each of the first, second, third and fourth anniversaries of the vesting commencement date, in each case subject to the award holder’s continued service with us on each such date.

(6)

All of the eligible shares subject to the performance-based restricted stock units will vest on the third anniversary of the vesting commencement date, subject to the satisfaction of certain performance conditions and the award holder’s continuing to be a service provider through such date.

(7)

One fifth (1/5) of the shares subject to the restricted stock units will vest on each of the first, second, third, fourth and fifth anniversaries of the vesting commencement date, in each case subject to the award holder’s continued service with us on each such date.

(8)

One third (1/3) of the shares subject to the performance-based restricted stock units will vest on the third, fourth and fifth anniversaries of the vesting commencement date, subject to the satisfaction of certain performance conditions and the award holder’s continuing to be a service provider through such date.

(9)	These performance-based restricted stock unit awards reflect the achievement of the target performance level.

Fiscal 2018 Option Exercises and Stock Vested

The following table provides information regarding options and stock awards exercised and vested, respectively, and value realized for each of our NEOs during the fiscal year that ended on December 31, 2018.

Name	Option Awards — Number of Shares Acquired on Exercise (#)	Option Awards — Value Realized on Exercise ($)(1)	Stock Awards — Number of Shares Acquired on Vesting (#)	Stock Awards — Value Realized on Vesting ($)(2)
Mr. Miller	—	—	22,606	1,021,326
Mr. Swartz	—	—	43,035	1,903,173
Mr. Lautenbach	—	—	—	—
Mr. Belliveau	—	—	32,521	1,511,229
Mr. Goldin	37,168	563,498	23,230	1,070,557
Mr. Weiss	1,622	82,252	17,847	822,381

(1)	Based on the market price of our common stock on the date of exercise less the option exercise price paid for those shares, multiplied by the number of shares for which the option was exercised.
(2)	Based on the market price of our common stock on the vesting date, multiplied by the number of shares vested.

Pension Benefits and Nonqualified Deferred Compensation

We do not provide a pension plan for our employees, and none of our NEOs participated in a nonqualified deferred compensation plan during the fiscal year ended December 31, 2018.

Offer Letters and Employment Agreements; Potential Payments Upon Termination, Change in Control or Upon Termination Following Change in Control

Adam Miller

On November 8, 2010, we entered into an employment agreement with Mr. Miller, our Chief Executive Officer. In the event that we terminate Mr. Miller without cause or if Mr. Miller terminates his employment for good reason, and in either event the termination does not occur during the period beginning three months prior to the consummation of a change of control and ending 18 months following the consummation of a change of control, Mr. Miller will receive: (i) continued payments of his base salary for 18 months, (ii) 150% of his average actual bonus for the three-year period prior to the year in which the termination occurs, (iii) 18 months of acceleration of all unvested equity awards, (iv) the payment of premiums for continued health, dental and vision benefits for Mr. Miller (and any eligible dependents) for up to 18 months, and (v) any earned but unpaid bonus amounts.

In the event that we terminate Mr. Miller without cause or if Mr. Miller terminates his employment for good reason, and in either event the termination occurs during the period beginning three months prior to the consummation of a change of control and ending 18 months following the consummation of a change of control, Mr. Miller will receive: (i) a lump-sum payment equal to the sum of 18 months’ of base salary plus 150% of his target annual bonus, (ii) full acceleration of all unvested equity awards with a 12-month post termination exercise period (unless the options expire earlier), (iii) the payment of premiums for continued health, dental and vision benefits for Mr. Miller (and any eligible dependents) for up to 18 months, and (iv) any earned but unpaid bonus amounts.

The severance payments discussed above are subject to Mr. Miller signing and not revoking a release of claims and continuing to comply with his confidentiality and employment agreements.

Mr. Miller’s employment agreement also provides that in the event that the severance payments and other benefits payable to Mr. Miller constitute “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended, and would be subject to the applicable excise tax, then the severance benefits will be either (i) delivered in full or (ii) delivered to such lesser extent which would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by Mr. Miller of the greatest amount of benefits on an after-tax basis.

The following table shows the pre-tax payments that Mr. Miller would have received under the terms of his employment agreement if a trigger event had occurred on December 31, 2018:

Benefits and Payments upon Trigger Event	Terminated Without Cause or Terminates for Good Reason in Connection with a Change of Control(1)		Terminated Without Cause or Terminates for Good Reason not in Connection with a Change of Control(1)
Severance payments attributable to base salary(2)(3)	$750,000		$750,000
Severance payments attributable to bonus(4)	750,000		628,464
Acceleration of equity awards(5)	12,335,380	(6)	2,922,519
Company-paid premiums(7)	15,883		15,883

Total	$13,851,263		$4,316,867

(1)

A termination is considered to be “in connection with a change of control” if Mr. Miller’s employment with us is either (i) terminated by us without cause or (ii) terminated by Mr. Miller for good reason, and in either event, during the period beginning three months prior to the consummation of a change of control and ending 18 months following the consummation of a change of control.

(2)

Severance payments will be paid in a lump sum upon a qualifying termination in connection with a change of control or in continuing payments upon a qualifying termination that is not in connection with a change of control.

(3)	Calculations are based on a base salary of $500,000, which is the base salary that was in effect as of December 31, 2018.
(4)

Calculations are based on a target bonus amount of $500,000, which is the target bonus amount that was in effect under the 2018 Executive Compensation Plan. See the Grants of Plan-Based Awards Table for 2018 above.

(5)

The value of the accelerated options was calculated by multiplying (x) the number of shares subject to acceleration by (y) the difference between $50.43, the closing price per share of our common stock on the Nasdaq Global Select Market on December 31, 2018, and the per share exercise price of the accelerated options. The value of the accelerated restricted stock units was calculated by multiplying (x) the number of restricted stock units subject to acceleration by (y) $50.43, the closing price per share of our common stock on the Nasdaq Global Select Market on December 31, 2018.

(6)

Assuming that Mr. Miller had terminated without cause or terminated for good reason in connection with a change of control as of December 31, 2018, the performance-based restricted stock units granted in July

2016 would not have resulted in any shares vesting, and the performance-based restricted stock units granted in March 2017 and February 2018 would have resulted in shares vesting at the target performance level. The eligible shares were calculated using the closing price of the Company and the related market index at December 31, 2018.
(7)	Represents the value of premiums paid by us for continued health, dental, and vision plans for Mr. Miller (and his eligible dependents) for 18 months.

As used in Mr. Miller’s employment agreement, the terms “cause,” “change of control” and “good reason” have the meanings set forth below under the heading “Definitions for the Employment Agreements of Mr. Miller.”

Definitions for the Employment Agreement of Mr. Miller

As used in the employment agreement of Mr. Miller, the terms below have the following meanings:

•

The term “cause” means: (i) an act of material dishonesty made by the executive in connection with his carrying out his job responsibilities to us intended to result in his substantial personal enrichment, (ii) the executive’s conviction of, or plea of nolo contendere to, a felony which our board of directors reasonably believes had or will have a material detrimental effect on our reputation or business, (iii) a willful act by the executive which constitutes gross misconduct and which is injurious to us or our affiliates, (iv) the executive’s willful and material breach of the employment agreement, including without limitation his intentional failure to perform his stated duties, and his continued failure to cure such breach to the reasonable satisfaction of our board of directors within 10 days following written notice of such breach to the executive, and (v) the executive’s material violation of a company policy that results in a material detrimental effect on our reputation or business.

•

The term “change of control” means the occurrence of any of the following: (i) a change in our ownership which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of our stock that, together with the stock held by such Person, constitutes more than 50% of the total voting power of our stock; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of our stock will not be considered a change of control, or (ii) a change in our effective control which occurs on the date that a majority of members of our board of directors (each, a “Director”) is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of our board of directors prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of us, the acquisition of additional control of us by the same Person will not be considered a change of control, or (iii) a change in the ownership of a substantial portion of our assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) our assets that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of our assets: (A) a transfer to an entity that is controlled by our stockholders immediately after the transfer, or (B) a transfer of assets by us to: (1) a stockholder of our company (immediately before the asset transfer) in exchange for or with respect to our stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by us, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all of our outstanding stock, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of our assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For purposes of this definition of change of control, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with us. Notwithstanding the foregoing, a transaction will not be deemed a change of control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A. Further, the completion of an underwritten public offering of our common stock will not constitute a change of control and a transaction will not constitute a change of control if: (i) its sole purpose is to change our state of incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the our securities immediately before such transaction. In addition, a transaction must actually be consummated in order for there to be a change of control.

•

The term “good reason” means without the executive’s express written consent: (i) a significant reduction or adverse change in his duties, position, reporting relationship or responsibilities, or the removal of him from such duties, position or responsibilities, (ii) a reduction by us in the executive’s base salary as in effect immediately prior to such reduction unless (a) such reduction is part of a salary reduction plan across our entire senior management team, (b) such reduction does not have a disproportionate effect on the executive in comparison to other members of our senior management team and (c) such reduction is not in excess of 10% of the executive’s base salary, (iii) a material reduction by us in the kind or level of benefits to which the executive was entitled immediately prior to such reduction with the result that the executive’s overall benefits package is significantly reduced disproportionally to other members of senior management, (iv) our material breach of a term of the employment agreement or any other agreement between us and the executive, including our failure to obtain assumption of the employment agreement by any successor, and (v) the relocation of the executive to a facility or a location more than 35 miles from his then present employment location. In addition, the executive must provide us written notice of the existence of the one or more of the above conditions within 90 days of its initial existence and we must be provided with 30 days to cure the condition. If the condition is not cured within such 30-day period, the executive must terminate employment within 30 days of the end of such cure period in order to qualify as a termination for good reason.

Brian Swartz

In May 2016, Mr. Swartz entered into a severance agreement with us. In the event that we terminate Mr. Swartz without cause or if Mr. Swartz terminates his employment for good reason, and in either event the termination does not occur during the period beginning three months prior to the consummation of a change of control and ending 18 months following the consummation of a change of control, Mr. Swartz will receive: (i) a lump-sum payment equal to 100% of his base salary, (ii) nine months of acceleration of all unvested equity awards, (iii) the payment of premiums for continued health, dental and vision benefits for Mr. Swartz (and any eligible dependents) for up to 12 months, and (iv) all accrued compensation.

In the event that we terminate Mr. Swartz without cause or if Mr. Swartz terminates his employment for good reason, and in either event the termination occurs during the period beginning three months prior to the consummation of a change of control and ending 12 months following the consummation of a change of control, Mr. Swartz will receive: (i) a lump-sum payment equal to 100% of his base salary plus 100% of his target annual bonus, (ii) full acceleration of all unvested equity awards with a 12-month post termination exercise period (unless the options expire earlier), (iii) the payment of premiums for continued health, dental and vision benefits for Mr. Swartz (and any eligible dependents) for up to 12 months, and (iv) any earned but unpaid bonus amounts.

The severance payments discussed above are subject to Mr. Swartz signing and not revoking a release of claims and continuing to comply with his confidentiality and employment agreements.

Mr. Swartz’s severance agreement also provides that in the event that the severance payments and other benefits payable to Mr. Swartz constitute “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended, and would be subject to the applicable excise tax, then the severance benefits will be either (i) delivered in full or (ii) delivered to such lesser extent which would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by Mr. Swartz of the greatest amount of benefits on an after-tax basis.

The following table shows the pre-tax payments that Mr. Swartz would have received under the terms of his severance agreement if a trigger event had occurred on December 31, 2018:

Benefits and Payments upon Trigger Event	Terminated Without Cause or Terminates for Good Reason in Connection with a Change of Control(1)		Terminated Without Cause or Terminates for Good Reason not in Connection with a Change of Control(1)
Severance Payments Attributable to Base Salary(2)(3)	$425,000		$425,000
Severance Payments Attributable to Bonus	297,500	(4)	—
Acceleration of Equity Awards(5)	14,337,395	(6)	2,326,315
Company-paid premiums(7)	11,825		11,825

Total	$15,071,720		$2,763,140

(1)

A termination is considered to be during the change of control period if Mr. Swartz’s employment with us is either (i) terminated by us without cause or (ii) terminated by Mr. Swartz for good reason, and in either event, during the period beginning three months prior to the consummation of a change of control and ending 12 months following the consummation of a change of control. If Mr. Swartz’s employment is terminated as a result of his disability or his death, then Mr. Swartz’s outstanding and unvested equity awards will vest as if Mr. Swartz’s termination were treated as a termination without cause (and either within or outside of the change of control period, as applicable).

(2)	Severance payments will be paid in a lump sum upon a qualifying termination.
(3)	Calculations are based on a base salary of $425,000, which is the base salary that was in effect as of December 31, 2018.
(4)

Calculations are based on a target bonus amount of $297,500, which is the target bonus amount that was in effect under the 2018 Executive Compensation Plan. See the Grants of Plan-Based Awards Table for 2018 above.

(5)

The value of the accelerated options was calculated by multiplying (x) the number of shares subject to acceleration by (y) the difference between $50.43, the closing price per share of our common stock on the Nasdaq Global Select Market on December 31, 2018, and the per share exercise price of the accelerated options. The value of the accelerated restricted stock units was calculated by multiplying (x) the number of restricted stock units subject to acceleration by (y) $50.43, the closing price per share of our common stock on the Nasdaq Global Select Market on December 31, 2018.

(6)

Assuming that Mr. Swartz had terminated without cause or terminated for good reason in connection with a change of control as of December 31, 2018, the performance-based restricted stock units granted in March 2017 and February 2018 would have resulted in shares vesting at the target performance level. The eligible shares were calculated using the closing price of the Company and the related market index at December 31, 2018.

(7)	Represents the value of premiums paid by us for continued health, dental, and vision plans for Mr. Swartz (and his eligible dependents) for 12 months.

As used in Mr. Swartz’s severance agreement, the terms “cause,” “change of control” and “good reason” have the meanings set forth above under the heading “Definitions for the Employment Agreement of Mr. Miller.”

To the extent awards are not assumed or substituted for in connection with a merger or change in control, our equity plans provide that such awards will accelerate and become fully exercisable.

Jeffrey Lautenbach

In January 2018, Mr. Lautenbach entered into a severance agreement with us. Mr. Lautenbach’s severance agreement has the same terms and conditions as Mr. Swartz’s severance agreement as described above.

The following table shows the pre-tax payments that Mr. Lautenbach would have received under the terms of his severance agreement if a trigger event had occurred on December 31, 2018:

Benefits and Payments upon Trigger Event	Terminated Without Cause or Terminates for Good Reason in Connection with a Change of Control(1)		Terminated Without Cause or Terminates for Good Reason not in Connection with a Change of Control(1)
Severance Payments Attributable to Base Salary(2)(3)	$400,000		$400,000
Severance Payments Attributable to Bonus	400,000	(4)	—
Acceleration of Equity Awards(5)	8,413,539	(6)	841,374
Company-paid premiums(7)	14,659		14,659

Total	$9,228,199		$1,256,033

(1)

A termination is considered to be during the change of control period if Mr. Lautenbach’s employment with us is either (i) terminated by us without cause or (ii) terminated by Mr. Lautenbach for good reason, and in either event, during the period beginning three months prior to the consummation of a change of control and ending 12 months following the consummation of a change of control. If Mr. Lautenbach’s employment is terminated as a result of his disability or his death, then Mr. Lautenbach’s outstanding and unvested equity awards will vest as if Mr. Lautenbach’s termination were treated as a termination without cause (and either within or outside of the change of control period, as applicable).

(2)	Severance payments will be paid in a lump sum upon a qualifying termination.
(3)	Calculations are based on a base salary of $400,000, which is the base salary that was in effect as of December 31, 2018.
(4)

Calculations are based on a target bonus amount of $400,000, which is the target bonus amount that was in effect under the 2018 Executive Compensation Plan. See the Grants of Plan-Based Awards Table for 2018 above.

(5)

The value of the accelerated options was calculated by multiplying (x) the number of shares subject to acceleration by (y) the difference between $50.43, the closing price per share of our common stock on the Nasdaq Global Select Market on December 31, 2018, and the per share exercise price of the accelerated options. The value of the accelerated restricted stock units was calculated by multiplying (x) the number of restricted stock units subject to acceleration by (y) $50.43, the closing price per share of our common stock on the Nasdaq Global Select Market on December 31, 2018.

(6)

Assuming that Mr. Lautenbach had terminated without cause or terminated for good reason in connection with a change of control as of December 31, 2018, the performance-based restricted stock units granted in February 2018 would have resulted in shares vesting at the target performance level. The eligible shares were calculated using the closing price of the Company and the related market index at December 31, 2018.

(7)	Represents the value of premiums paid by us for continued health, dental, and vision plans for Mr. Lautenbach (and his eligible dependents) for 12 months.

As used in Mr. Lautenbach’s severance agreement, the terms “cause,” “change of control” and “good reason” have the meanings set forth above under the heading “Definitions for the Employment Agreement of Mr. Miller.”

To the extent awards are not assumed or substituted for in connection with a merger or change in control, our equity plans provide that such awards will accelerate and become fully exercisable.

Vincent Belliveau

In April 2014, Mr. Belliveau entered into a severance agreement with us that superseded any rights to severance and/or change of control benefits in his amended and restated employment agreement entered onto on February 10, 2011. The severance agreement has an initial term of three years. Thereafter, the severance agreement will renew automatically for additional one-year terms unless either party provides the other with written notice of non-renewal at least 90 days prior to the date of automatic renewal.

If the Company terminates Mr. Belliveau’s employment with the Company without cause or if Mr. Belliveau resigns for good reason, and, in each case, such termination occurs outside the period beginning three months prior to, and ending 12 months following, a change of control (such period, the “change of control period”), then Mr. Belliveau will receive nine months of acceleration of all unvested equity awards.

If the Company terminates Mr. Belliveau’s employment with the Company without cause or if Mr. Belliveau resigns for good reason, and, in each case, such termination occurs during the change of control period, then Mr. Belliveau will receive full acceleration of all unvested equity awards with a 12-month post-termination exercise period (unless the awards expire earlier).

If the Company terminates Mr. Belliveau’s employment with the Company as a result of his disability or due to his death, then Mr. Belliveau’s outstanding and unvested equity awards will vest as if Mr. Belliveau’s termination were treated as a termination without cause (and either within or outside of the change of control period, as applicable).

The severance payments discussed above are subject to Mr. Belliveau signing and not revoking a separation agreement and release of claims and continuing to comply with his confidentiality agreement.

The following table shows the pre-tax payments that Mr. Belliveau would have received under the terms of his severance agreement if a trigger event had occurred on December 31, 2018:

Benefits and Payments upon Trigger Event	Terminated Without Cause or Terminates for Good Reason in Connection with a Change of Control(1)		Terminated Without Cause or Terminates for Good Reason not in Connection with a Change of Control(1)
Acceleration of Equity Awards(2)	$9,602,807	(3)	$1,807,640

Total	$9,602,807		$1,807,640

(1)

A termination is considered to be during the change of control period if Mr. Belliveau’s employment with us is either (i) terminated by us without cause or (ii) terminated by Mr. Belliveau for good reason, and in either event, during the period beginning three months prior to the consummation of a change of control and ending 12 months following the consummation of a change of control. If Mr. Belliveau’s employment is terminated as a result of his disability or his death, then Mr. Belliveau’s outstanding and unvested equity awards will vest as if Mr. Belliveau’s termination were treated as a termination without cause (and either within or outside of the change of control period, as applicable).

(2)

The value of the accelerated options was calculated by multiplying (x) the number of shares subject to acceleration by (y) the difference between $50.43, the closing price per share of our common stock on the Nasdaq Global Select Market on December 31, 2018, and the per share exercise price of the accelerated options. The value of the accelerated restricted stock units was calculated by multiplying (x) the number of restricted stock units subject to acceleration by (y) $50.43, the closing price per share of our common stock on the Nasdaq Global Select Market on December 31, 2018.

(3)

Assuming that Mr. Belliveau had terminated without cause or terminated for good reason in connection with a change of control as of December 31, 2018, the performance-based restricted stock units granted in July 2016 would not have resulted in any shares vesting, and the performance-based restricted stock units granted in March 2017 and February 2018 would have resulted in shares vesting at the target performance level. The eligible shares were calculated using the closing price of the Company and the related market index at December 31, 2018.

As used in Mr. Belliveau’s severance agreement, the terms “cause,” “change of control” and “good reason” have the meanings set forth above under the heading “Definitions for the Employment Agreement of Mr. Miller.”

To the extent awards are not assumed or substituted for in connection with a merger or change in control, our equity plans provide that such awards will accelerate and become fully exercisable.

Mark Goldin

In April 2013, Mr. Goldin entered into a severance agreement with us that superseded any rights to severance and/or change of control benefits in his employment agreement entered into on May 24, 2010. Mr. Goldin’s severance agreement has the same terms and conditions as Mr. Swartz’s severance agreement as described above.

The following table shows the pre-tax payments that Mr. Goldin would have received under the terms of his severance agreement if a trigger event had occurred on December 31, 2018:

Benefits and Payments upon Trigger Event	Terminated Without Cause or Terminates for Good Reason in Connection with a Change of Control(1)		Terminated Without Cause or Terminates for Good Reason not in Connection with a Change of Control(1)
Severance Payments Attributable to Base Salary(2)(3)	$375,000		$375,000
Severance Payments Attributable to Bonus	262,500	(4)	—
Acceleration of Equity Awards(5)	9,602,807	(6)	1,684,564
Company-paid premiums(7)	8,236		8,236

Total	$10,248,543		$2,067,799

(1)

A termination is considered to be during the change of control period if Mr. Goldin’s employment with us is either (i) terminated by us without cause or (ii) terminated by Mr. Goldin for good reason, and in either event, during the period beginning three months prior to the consummation of a change of control and ending 12 months following the consummation of a change of control. If Mr. Goldin’s employment is terminated as a result of his disability or his death, then Mr. Goldin’s outstanding and unvested equity awards will vest as if Mr. Goldin’s termination were treated as a termination without cause (and either within or outside of the change of control period, as applicable).

(2)	Severance payments will be paid in a lump sum upon a qualifying termination.
(3)	Calculations are based on a base salary of $375,000, which is the base salary that was in effect as of December 31, 2018.
(4)

Calculations are based on a target bonus amount of $262,500, which is the target bonus amount that was in effect under the 2018 Executive Compensation Plan. See the Grants of Plan-Based Awards Table for 2018 above.

(5)

The value of the accelerated options was calculated by multiplying (x) the number of shares subject to acceleration by (y) the difference between $50.43, the closing price per share of our common stock on the Nasdaq Global Select Market on December 31, 2018, and the per share exercise price of the accelerated options. The value of the accelerated restricted stock units was calculated by multiplying (x) the number of restricted stock units subject to acceleration by (y) $50.43, the closing price per share of our common stock on the Nasdaq Global Select Market on December 31, 2018.
(6)

Assuming that Mr. Goldin had terminated without cause or terminated for good reason in connection with a change of control as of December 31, 2018, the performance-based restricted stock units granted in July 2016 would not have resulted in any shares vesting, and the performance-based restricted stock units granted in March 2017 and February 2018 would have resulted in shares vesting at the target performance level. The eligible shares were calculated using the closing price of the Company and the related market index at December 31, 2018.

(7)	Represents the value of premiums paid by us for continued health, dental, and vision plans for Mr. Goldin (and his eligible dependents) for 12 months.

As used in Mr. Goldin’s severance agreement, the terms “cause,” “change of control” and “good reason” have the meanings set forth above under the heading “Definitions for the Employment Agreement of Mr. Miller.”

To the extent awards are not assumed or substituted for in connection with a merger or change in control, our equity plans provide that such awards will accelerate and become fully exercisable.

Adam Weiss

In September 2013, Mr. Weiss entered into a severance agreement with us, which was amended and restated in November 2016. Mr. Weiss’ severance agreement has the same terms and conditions as Mr. Swartz’s severance agreement as described above.

The following table shows the pre-tax payments that Mr. Weiss would have received under the terms of his severance agreement if a trigger event had occurred on December 31, 2018:

Benefits and Payments upon Trigger Event	Terminated Without Cause or Terminates for Good Reason in Connection with a Change of Control(1)		Terminated Without Cause or Terminates for Good Reason not in Connection with a Change of Control(1)
Severance Payments Attributable to Base Salary(2)(3)	$350,000		$350,000
Severance Payments Attributable to Bonus	210,000	(4)	—
Acceleration of Equity Awards(5)	7,979,253	(6)	1,448,568
Company-paid premiums(7)	12,258		12,258

Total	$8,551,511		$1,810,826

(1)

A termination is considered to be during the change of control period if Mr. Weiss’ employment with us is either (i) terminated by us without cause or (ii) terminated by Mr. Weiss for good reason, and in either event, during the period beginning three months prior to the consummation of a change of control and ending 12 months following the consummation of a change of control. If Mr. Weiss’ employment is terminated as a result of his disability or his death, then Mr. Weiss’ outstanding and unvested equity awards will vest as if Mr. Weiss’ termination were treated as a termination without cause (and either within or outside of the change of control period, as applicable).

(2)	Severance payments will be paid in a lump sum upon a qualifying termination.
(3)	Calculations are based on a base salary of $350,000, which is the base salary that was in effect as of December 31, 2018.
(4)

Calculations are based on a target bonus amount of $210,000, which is the target bonus amount that was in effect under the 2018 Executive Compensation Plan. See the Grants of Plan-Based Awards Table for 2018 above.

(5)

The value of the accelerated options was calculated by multiplying (x) the number of shares subject to acceleration by (y) the difference between $50.43, the closing price per share of our common stock on the Nasdaq Global Select Market on December 31, 2018, and the per share exercise price of the accelerated options. The value of the accelerated restricted stock units was calculated by multiplying (x) the number of restricted stock units subject to acceleration by (y) $50.43, the closing price per share of our common stock on the Nasdaq Global Select Market on December 31, 2018.

(6)

Assuming that Mr. Weiss had terminated without cause or terminated for good reason in connection with a change of control as of December 31, 2018, the performance-based restricted stock units granted in July 2016 would not have resulted in any shares vesting, and the performance-based restricted stock units granted in March 2017 and February 2018 would have resulted in shares vesting at the target performance level. The eligible shares were calculated using the closing price of the Company and the related market index at December 31, 2018.

(7)	Represents the value of premiums paid by us for continued health, dental, and vision plans for Mr. Weiss (and his eligible dependents) for 12 months.

As used in Mr. Weiss’ severance agreement, the terms “cause,” “change of control” and “good reason” have the meanings set forth above under the heading “Definitions for the Employment Agreement of Mr. Miller.”

To the extent awards are not assumed or substituted for in connection with a merger or change in control, our equity plans provide that such awards will accelerate and become fully exercisable.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2018 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	(a)	(b)	(c)
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category
Equity compensation plans approved by stockholders(2)	9,868,942	$15.62	4,145,181
Equity compensation plans not approved by stockholders	—	—	—

Total	9,868,942		4,145,181

(1)	The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying RSUs, which have no exercise price.
(2)

Includes the following plans: 2010 Equity Incentive Plan (the “2010 Plan”), 2009 Equity Incentive Plan, 1999 Stock Plan and 2010 Employee Stock Purchase Plan (the “2010 ESPP”). Our 2010 Plan provides that on January 1st of each fiscal year commencing in 2012 and ending on (and including) January 1, 2020, the number of shares authorized for issuance under the 2010 Plan is automatically increased by a number equal to the lesser of (i) 5,500,000 shares of common stock, (ii) four and one half percent (4.5%) of the aggregate number of shares of common stock outstanding on December 31st of the preceding fiscal year, or (iii) a lesser number of shares that may be determined by the our board of directors. Our 2010 ESPP provides that on January 1st of each fiscal year commencing in 2012 and ending on (and including) January 1, 2020, the number of shares authorized for issuance under the 2010 ESPP is automatically increased by a number equal to the lesser of (i) 1,200,000 shares of common stock, (ii) one percent (1.0%) of the aggregate number of shares of common stock outstanding on such date, or (iii) an amount determined by our board of directors or a duly authorized committee of our board of directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee is currently composed of Messrs. Burlingame, Carter and Tomlinson. No member of our Compensation Committee is or was formerly an officer or an employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or Compensation Committee. For information concerning transactions involving members of our Compensation Committee, please see the section titled “Certain Relationships and Related Party Transactions.”

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors currently comprises ten members divided into three classes, with the terms of office of each class ending in successive years. The term of directors currently serving in Class II expire on the date of the Annual Meeting.

While our board of directors is currently classified, at our 2018 annual meeting of stockholders, our stockholders approved a phased-in declassification of our board of directors. Commencing with the Annual Meeting, director nominees who are reelected will be reelected for a term of one year, but directors elected prior to the Annual Meeting will continue to serve the remainder of their terms. Therefore, directors elected at the Annual Meeting will hold office for one year until our 2020 annual meeting of stockholders. The directors in Class I and Class III will continue in office until their terms expire at the 2021 and 2020 annual meetings of stockholders, respectively, after which they will each be subject to election for a one-year term. Therefore, at our 2020 annual meeting of stockholders, the directors currently in Class II and Class III will be subject to election for a one-year term. At our 2021 annual meeting of stockholders, all director nominees will be subject to election and such directors elected at such annual meeting of stockholders will all be elected for a one-year term. Therefore, after our 2021 annual meeting of stockholders our board of directors will no longer be classified.

The director nominees and the other directors who will continue in office for terms extending beyond the Annual Meeting are set forth below. Certain biographical and professional information for the director nominees and the other directors who will continue in office for terms extending beyond the Annual Meeting, including their ages as of February 28, 2019 and their positions and offices held with the Company, is set forth in this proxy statement under the heading “Board of Directors and Corporate Governance.”

Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal. Until our 2021 annual meeting of stockholders, any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Director Nominees for Continuing in Office until Our 2019 Annual Meeting of Stockholders

Our Nominating and Corporate Governance Committee has recommended, and our board of directors has approved Dean Carter and Elisa A. Steele as nominees for election as directors at the Annual Meeting. If elected, Mr. Carter and Ms. Steele will serve as directors until our next annual meeting of stockholders or until their respective successors are duly elected and qualified. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “For” the election of Mr. Carter and Ms. Steele. We expect that each of the director nominees will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our board of directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will leave your shares unvoted on this matter.

Directors in Class III Continuing in Office until Our 2020 Annual Meeting of Stockholders

Richard Haddrill, Adam L. Miller, Joe Osnoss, and Steffan C. Tomlinson currently serve in Class III and will continue in office until their terms expire at our 2020 annual meeting of stockholders. For information concerning these directors, please see the section titled “Board of Directors and Corporate Governance.”

Directors in Class I Continuing in Office until Our 2021 Annual Meeting of Stockholders

Robert Cavanaugh, Kristina Salen and Marcus S. Ryu currently serve in Class I and will continue in office until their terms expire at our 2021 annual meeting of stockholders. For information concerning these directors, please see the section titled “Board of Directors and Corporate Governance.”

Vote Required

The election of our director nominees requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Withhold votes and broker non-votes will have no effect on the outcome of the vote on this proposal.

Recommendation of our Board of Directors

Our board of directors recommends a vote FOR the two director nominees to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

PROPOSAL 2

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables stockholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed pursuant to Section 14A of the Securities Exchange Act of 1934. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The Say-on-Pay vote is advisory, and therefore is not binding on us, our Compensation Committee or our board of directors. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which our Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our board of directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the compensation of our named executive officer as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns, and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

We believe that the information provided in the section titled “Compensation Discussion and Analysis,” and in particular the information discussed in the section titled “Compensation Discussion and Analysis — Key Compensation Highlights,” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “For” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and narrative discussion, and other related disclosure.”

Vote Required

Approval of the advisory vote on the compensation of our named executive officers requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

As an advisory vote, this proposal is non-binding. Although the vote is non-binding, our board of directors and our Compensation Committee value the opinions of our stockholders, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Recommendation of our Board of Directors

Our board of directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2019, which will include an audit of the effectiveness of our internal control over financial reporting. PricewaterhouseCoopers LLP and its predecessor entities have audited our financial statements since fiscal 1999. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of PricewaterhouseCoopers LLP is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate practice. In the event that this selection of an independent registered public accounting firm is not ratified by the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy, the appointment of the independent registered public accounting firm will be reconsidered by our Audit Committee. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if our Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accounting Fees and Services

The following table sets forth the approximate aggregate fees billed to us by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2018 and 2017, respectively:

Fee Category	Fiscal 2018	Fiscal 2017
	(In thousands)
Audit Fees(1)	$2,370	$2,176
Audit-Related Fees(2)	226	434
Tax Fees(3)	265	401
All Other Fees(4)	3	35

Total Fees	$2,864	$3,046

(1)

Audit Fees consisted of professional services rendered in connection with the audit of the Company’s annual financial statements, an audit of the effectiveness of our internal control over financial reporting, quarterly reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q and professional services rendered in connection with consents and reviews of other documents filed with the SEC.

(2)

Audit-Related Fees consisted of professional services related to accounting and advisory and reports issued under attestation standards established by the AICPA. For 2017, Audit-Related Fees included fees related to our adoption of new revenue recognition requirements pursuant to ASC Topic 606 (Revenue from Contracts with Customers), which fees were incurred prior to adoption of the new standard.

(3)	Tax Fees consisted of professional services rendered in connection with tax compliance and consulting services.
(4)	All Other Fees consisted of fees paid for a subscription to an accounting research database.

Our Audit Committee has concluded that the provision of the non-audit services listed above was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Policy on Audit Committee’s Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee has established a policy governing our use of the services of an independent registered public accounting firm. Under this policy, our Audit Committee is required to review and, as appropriate, pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services and tax services, as well as specifically designated non-audit services which, in the opinion of our Audit Committee, will not impair the independence of our independent registered public accounting firm. Pre-approval generally is provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. Our independent registered public accounting firm and our management are required to periodically report to our Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, including the fees for the services performed to date. In addition, our Audit Committee and its Chair may also pre-approve particular services on a case-by-case basis, as necessary or appropriate.

All PricewaterhouseCoopers LLP services and fees in fiscal 2018 and 2017 were pre-approved by our Audit Committee.

Vote Required

The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

Recommendation of our Board of Directors

Our board of directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered accounting firm for the fiscal year ending December 31, 2019.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to our audited financial statements for the year ended December 31, 2018. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate such information by reference in such filing.

The Audit Committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of Nasdaq and rules and regulations of the SEC. The Audit Committee operates under a written charter approved by the board of directors, which is available on the Investor Relations page of our website at investors.cornerstoneondemand.com, under “Corporate Governance.” The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis and its charter was most recently updated in February 2019.

With respect to the financial reporting process of Cornerstone OnDemand, Inc. (the “Company”), the management of the Company is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s consolidated financial statements. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare or certify the Company’s financial statements or guarantee the audits or reports of PwC. These are the fundamental responsibilities of management and PwC. In the performance of its oversight function, the Audit Committee has:

•	reviewed and discussed the audited financial statements with management and PwC;

•	discussed with PwC the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”); and

•

received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the audit committee concerning independence, and has discussed with PwC its independence.

Based on the Audit Committee’s review and discussions with management and PwC, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Harold W. Burlingame

Richard Haddrill

Kristina Salen, Chairperson

Steffan C. Tomlinson

PROPOSAL 4

APPROVAL OF THE AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN

We are asking stockholders to approve an amendment and restatement of our 2010 Equity Incentive Plan (the “Restated Plan”). Our board of directors has adopted the Restated Plan, subject to the approval of our stockholders at the Annual Meeting. If the Restated Plan is not approved by stockholders, then the existing current version of our 2010 Equity Incentive Plan (the “Existing Plan”) will continue by its terms, which is currently set to expire in November 2020.

About our Request for Approval of the Restated Plan

We believe the following are important considerations for stockholders in determining whether to approve the Restated Plan:

•

We are not requesting that any additional shares of common stock be added to the Restated Plan. If this Proposal 4 is approved, we would be relying solely on the existing share reserve and any shares that might return to the Restated Plan (for example, from terminated awards) to continue granting equity awards under the Restated Plan.

•

Our Existing Plan contains an “evergreen provision” that has operated to increase the authorized number of shares available for issuance under our Existing Plan automatically each year and without stockholder approval. The Restated Plan we are asking stockholders to approve does not contain an evergreen provision. Instead, if this Proposal 4 is approved, then any future increases in the number of shares authorized for issuance under the Restated Plan would require stockholder approval.

•

By approving the Restated Plan, our stockholders will not experience the dilution that could occur if the Existing Plan were to continue in effect if the evergreen provision were to continue in effect and our compensation committee were to grant the number of shares that are authorized for issuance under the Existing Plan.

•	In addition to removing the evergreen provision, the Restated Plan contains new provisions that are consistent with best compensation practices, such as:

•	a provision that prohibits repricing of outstanding stock options and stock appreciation rights,

•	the inclusion of a favorable share counting methodology that precludes shares from being available for future grant under the Restated Plan that could be available for use under the Existing Plan; and

•

a provision that would provide that if a dividend equivalent right is included as part of an award that any dividends otherwise payable with respect to that award would not be paid until the underlying award vests.

•

We are a high-growth SAAS company that competes for talent with internet and technology companies in California, including companies located in Silicon Valley and Silicon Beach. In order for us to be able to attract and retain necessary talent, it is essential that we award equity compensation competitively compared to these companies.

•	We believe the appreciation in our stock price over the last 18 months is evidence that our compensation strategy has been successful.

•

In 2016, we implemented stock ownership guidelines for our executive officers. All of our named executive officers currently meet their respective ownership requirements under the stock ownership guidelines.

Material Differences between the Existing Plan and Restated Plan

If stockholders approve the Restated Plan, then:

•	The annual evergreen provision that automatically increases the shares reserved under the Existing Plan will be eliminated;

•	We will not be able to reprice outstanding stock options and stock appreciation rights without obtaining stockholder approval;

•

The revised share recycling provisions of the Restated Plan will result in a fewer number of shares being able to become available for future grant under the Restated Plan than would occur under the current provisions of the Existing Plan;

•	Any dividend equivalent rights with respect to an award would not be paid until the underlying award vests;

•	Limits on compensation to our non-employee directors will be set forth in the Restated Plan;

•	The Restated Plan will provide additional flexibility in satisfying tax withholding obligations, as compared to the Existing Plan; and

•	The Restated Plan will expire on the ten-year anniversary of the Annual Meeting, which would be June 11, 2029.

In approving and recommending for approval the share reserve under the Restated Plan, our board of directors considered a number of other factors, including the following:

Shares Reserved for Issuance. As of April 18, 2019, we had approximately 5,492,565 shares available for grant under the Existing Plan, and 4.5% of our outstanding shares on January 1, or if less, 5,500,000 shares, can be added to the Existing Plan pursuant to its evergreen provision in January 2020. We are not requesting any additional shares to be added to the Restated Plan. Instead, we will rely on the existing share reserve for equity awards under the Restated Plan, plus any shares that could become available pursuant to the share recycling provisions. The Restated Plan as proposed does not include an evergreen provision, and unlike the Existing Plan, any future increase to the share reserve under the Restated Plan would need to be approved by our stockholders.

Historical Grant Practices. Our board of directors considered the historical numbers of stock options and RSUs granted, and performance-based RSUs earned, in the past three years. The annual share usage, or burn rate, under our equity compensation program for the last three years was as follows:

Annual Share Usage	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2018	Three-Year Average
Stock Options Granted	101,000	0	0	33,667
RSUs Granted	1,858,720	1,937,900	2,227,182	2,007,934
Performance-based RSUs Earned(1)	0	0	0	0
Total Equity Awards Granted/Earned	1,959,720	1,937,900	2,227,182	2,041,601
Basic Weighted Average Shares of Common Stock Outstanding	55,595,274	57,261,668	58,159,497	57,005,480
Unadjusted Burn-Rate	3.525%	3.384%	3.829%	3.581%
Adjusted Burn-Rate(2)	8.540%	8.461%	9.574%	8.865%

(1)

The table above includes performance-based RSUs that were earned in the applicable fiscal year. The target number of performance-based RSUs granted in those fiscal years were: fiscal year 2016: 166,600; fiscal year 2017: 185,270; and fiscal year 2018: 590,320. We note that the performance-based RSUs granted in fiscal year 2016 were not earned and the performance-based RSUs granted in fiscal year 2017 are not expected to be earned.

(2)	Consistent with ISS’s approach, we have applied a multiplier of 2.5x for all RSUs granted, and performance-based RSUs earned, for the purposes of calculating the adjusted burn-rate.

Our adjusted three-year average burn rate, which we define as the number of shares subject to equity awards granted (or earned with respect to performance-based RSUs) in a year divided by the weighted average shares of common stock outstanding for that fiscal year, is approximately 8.9%, which is below the industry benchmark used by Institutional Shareholder Services (“ISS”). As noted above, in calculating the adjusted burn-rate and consistent with ISS’s approach, we have applied a multiplier of 2.5x for all RSUs granted, and performance-based RSUs earned. Our senior management, compensation committee, and Semler Brossy, the independent consultants to our compensation committee, reviewed our burn rate as compared to our industry peer companies.

Forecasted Grant Practices. We currently forecast making grants of stock options, RSUs, and performance-based RSUs at target, net of cancellations and forfeitures, covering approximately 4,632,000 shares over the next three-year period, which is equal to approximately 7.1% of the fully diluted number of shares of our common stock outstanding as of April 18, 2019. In light of this forecast and the elimination of the “evergreen provision,” we believe, and our board of directors considered, that the requested number of shares available under the Restated Plan’s share reserve will provide a sufficient number of shares to allow us to grant equity awards for the purpose of our expected new hires, focal awards, any special retention needs and employee growth through any opportunistic acquisitions or hiring for the next three years. However, circumstances could alter this projection, such as a change in business conditions, our stock price, competitive pressures for attracting and retaining employees, or our company strategy.

Awards Outstanding Under Existing Grants and Dilutive Impact. We have outstanding, as of April 18, 2019, stock options covering approximately 3,657,000 shares, approximately 3,912,000 unvested RSUs, and approximately 865,000 unvested performance-based RSUs. Accordingly, the approximately 8,434,000 shares subject to these outstanding equity awards (commonly referred to as the “overhang”) represent approximately 13.0% of the fully diluted number of shares of our common stock and the dilutive impact of the number of shares that would be available for issuance under the Restated Plan would increase the overhang percentage by an additional 6.8% to approximately 19.8%, each based on the fully diluted number of shares of our common stock as of April 18, 2019.

If stockholders do not approve the Restated Plan, the Existing Plan will continue without these amendments, including the retention of the annual automatic evergreen provision. Consequently, without stockholder approval of our Restated Plan, we believe our ability to attract and retain the individuals necessary to drive our performance and increase long-term stockholder value will be impaired. We therefore believe that the stockholder approval of our Restated Plan is important to our continued success.

Our executive officers and directors have an interest in the approval of the Restated Plan by our stockholders because they would be eligible to receive awards under the Restated Plan. Our board of directors and its compensation committee have approved the Restated Plan, subject to the approval of our stockholders at the Annual Meeting.

Summary of the Restated Plan

Our Existing Plan was originally adopted by our board of directors in November 2010 in anticipation of our initial public offering and the Restated Plan was approved by our board of directors in April 2019, subject to obtaining stockholder approval of this Proposal. The following general description of material features of the Restated Plan is qualified in its entirety by reference to the provisions of the Restated Plan set forth in Appendix A of this proxy statement.

Eligibility. Our Restated Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to our employees and any parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units (“RSUs”), stock appreciation rights, performance units and performance shares to our employees, directors and consultants and our parent and subsidiary corporations’ employees and consultants. As of April 18, 2019, we had nine non-employee directors and approximately 2,016 employees (including our employee director) and 168 consultants.

Share Reserve. The total number of shares of our common stock reserved for issuance under our Restated Plan is equal to (A) the initial approved share reserve of 3,500,000 shares, (B) the shares of our common stock reserved under our 2009 Equity Incentive Plan (the “2009 Plan”) that, as of the date of effectiveness of the registration statement filed in connection with our initial public offering in 2011 (“IPO”), had not been issued or were not subject to any awards granted under our 2009 Plan, which were automatically added to the Existing Plan according to its terms, (C) each share reserve increase previously made pursuant to the annual evergreen provision and (D) of our common stock subject to awards granted under our 2009 Plan that, after the date of the IPO, expired or otherwise terminated without having been exercised in full and the shares of our common stock issued pursuant to awards granted under our 2009 Plan that were forfeited to or repurchased by us, plus the shares of our common stock subject to awards granted under our 2009 Plan that, after the date of the IPO, expired or otherwise terminated without having been exercised in full and the shares of our common stock issued pursuant to awards granted under our 2009 Plan that were forfeited to or repurchased by us, provided that the maximum number of shares of our common stock that may be added to our Restated Plan pursuant to the 2009 Plan is 6,262,797 shares.

If an option or stock appreciation right expires or becomes unexercisable without having been exercised in full, or if shares subject to other types of awards are forfeited to or repurchased by us due to failure to vest, those shares will become available for issuance again under the Restated Plan. Shares used to pay the exercise or purchase price of an award or to satisfy the tax withholding obligations related to an award will cease to be available for future grant under the Restated Plan. With respect to stock appreciation rights settled in Shares, the gross number of Shares exercised under the stock appreciation right award will cease to be available under the Restated Plan. In addition, to the extent that we pay out an award in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the Restated Plan. No shares purchased by us with proceeds received from the exercise of an option will become available for issuance under the Restated Plan.

As of April 18, 2019, options to purchase approximately 3,657,000 shares of our common stock, 3,912,000 RSUs, and 865,000 performance-based RSUs were outstanding under the Existing Plan.

Administration. Our board of directors or a committee appointed by our board of directors administers our Restated Plan. Currently, our compensation committee administers our Restated Plan. Different committees may administer our Restated Plan with respect to different groups of service providers. To make grants to certain officers and key employees, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.

Subject to the provisions of our Restated Plan, the administrator generally has the power to make all determinations deemed necessary or advisable for administering the Restated Plan. The administrator has the power to determine the terms of awards, including the exercise price (if any), the number of shares subject to each such award, the time when awards may vest or be exercised (including the ability to accelerate the vesting and exercisability of awards), and the form of consideration payable upon exercise, if applicable. The administrator also has the authority to amend awards. The administrator would not be permitted to implement an exchange program without stockholder approval. The administrator’s decisions, determinations, and interpretations are final and binding on all participants and any other holders of awards.

Stock Options. Options may be granted under our Restated Plan. Subject to the provisions of our Restated Plan, the administrator determines the terms and conditions of options, including when such options vest and become exercisable (and the administrator has the discretion to accelerate the time at which such options will vest or become exercisable). The per share exercise price of any option generally must be at least 100% of the fair market value of a share of our common stock on the date of grant, and the term of an incentive stock option may not be more than 10 years. However, with respect to any incentive stock option granted to an individual who owns 10% of the voting power of all classes of stock of our company or any of its parent or subsidiary corporations, the term of such option must not exceed 5 years, and the per share exercise price of such incentive stock option must be at least 110% of the fair market value of a share of our common stock on the grant date. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for 3 months following the termination of service. However, in no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights. Stock appreciation rights may be granted under our Restated Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Subject to the provisions of our Restated Plan, the administrator determines the terms and conditions of stock appreciation rights, including when such rights vest and become exercisable (and the administrator has the discretion to accelerate the time at which such rights will vest or become exercisable) and whether to pay any increased appreciation in cash, shares of our common stock, or a combination of both. The per share exercise price of a stock appreciation right must be at least 100% of the fair market value per share on the date of grant, and the term of a stock appreciation right may not be more than 10 years. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term.

Restricted Stock. Restricted stock may be granted under our Restated Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us), and the administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units. RSUs may be granted under our Restated Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. The administrator determines the terms and conditions of RSUs including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. The administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed.

Performance Units and Shares. Performance units and performance shares may be granted under our Restated Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance objectives established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance objectives in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator has the discretion to reduce or waive any performance objectives or other vesting provisions for performance units or performance shares. Performance units will have an initial dollar value established by the administrator on or before to the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date. The administrator has the discretion to pay earned performance units or performance shares in the form of cash, shares, or in some combination of both.

Dividends. Dividends and other distributions payable with respect to shares subject to awards will not be paid before the underlying shares vest.

Transferability of Awards. Unless the administrator provides otherwise, our Restated Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Outside Directors. Our Restated Plan provides that any outside (non-employee) director, in any fiscal year, may not be granted equity awards under our Restated Plan with an aggregate grant date fair value of more than $500,000, increased to $800,000 in our fiscal year of his or her initial service as an outside director. For purposes of this limitation, the grant date fair value is determined in accordance with GAAP. Any equity awards granted under our Restated Plan to an outside director for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our outside (non-employee) directors.

Certain Adjustments. If there are certain changes in our capitalization, the administrator will adjust the number and class of shares that may be delivered under the Restated Plan; the number, class, and price of shares covered by each outstanding award; and the numerical share limits contained in the Restated Plan.

Dissolution or Liquidation. If there is a proposed liquidation or dissolution of our company, the administrator will notify participants as soon as practicable before the effective date of such event and all awards, to the extent that they have not been previously exercised, will terminate immediately before the consummation of such event.

Merger or Change in Control. Our Restated Plan provides that if there is a merger of the company with or into another company or a “change in control” (as defined under the Restated Plan) of our company, and subject to any vesting acceleration provisions in an award or other agreement, each outstanding award will be treated as the administrator determines. The administrator is not required to treat all awards similarly. If the successor corporation does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels (unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us, as applicable), and the administrator will notify participants that awards will become fully exercisable, if applicable, for a specified period before the transaction. The award will then terminate upon the expiration of the specified period of time.

With respect to awards held by a non-employee director that are assumed or substituted for, if such non-employee director’s service as a director of ours or a successor corporation is terminated on or after the date of such merger or change in control (except for a voluntary resignation that is not at the request of the acquirer), then the non-employee director will fully vest in and have the right to exercise his or her options and/or stock appreciation rights, all restrictions on his or her restricted stock and RSUs will lapse, and, with respect to performance units and performance shares, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Plan Amendments and Termination. Our Restated Plan will automatically terminate in 2029, unless we terminate it sooner. In addition, our board of directors has the authority to amend, suspend, or terminate the Restated Plan, but such action will not impair the rights of any participant without his or her written consent.

Forfeiture Events. Awards will be subject to our clawback policy (as may be amended from time to time). The administrator may require a participant to forfeit, return or reimburse us for all or a portion of an award and any amounts paid thereunder pursuant to the terms of the clawback policy or as necessary or appropriate to comply with applicable laws. Pursuant to the clawback policy applicable to our executive officers that we adopted in April 2016, if a majority of the independent members of our board of directors determines that an officer’s misconduct caused us to materially restate all or a portion of our financial statements, our board of directors may require the officer to repay incentive compensation (including equity awards granted following the adoption of the policy) that would not have been payable absent the material restatement.

Vote Required

Approval of the Restated Plan requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

Recommendation of our Board of Directors

Our board of directors recommends a vote “FOR” the approval of the Restated Plan.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file with the SEC reports about their ownership of our common stock and other equity securities. Such directors, officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the reports provided to us and on written representations received from our directors and executive officers that no annual Form 5 reports were required to be filed by them, we believe that all of our directors and executive officers, and persons who beneficially own more than 10% of our common stock, complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal year 2018.

Stockholder Proposals

Stockholder Proposals for 2020 Annual Meeting of Stockholders

The submission deadline for stockholder proposals to be included in our proxy materials for our 2020 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Exchange Act is December 28, 2019 except as may otherwise be provided in Rule 14a-8. All such proposals must be in writing and received by our Secretary at Cornerstone OnDemand, Inc., 1601 Cloverfield Blvd., Suite 620 South, Santa Monica, California 90404 by close of business on the required deadline in order to be considered for inclusion in our proxy materials for our 2020 Annual Meeting of Stockholders. Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.

Advance Notice Procedure for 2020 Annual Meeting of Stockholders

Under our bylaws, director nominations and other business may be brought at an annual meeting of stockholders only by or at the direction of our board of directors or by a stockholder entitled to vote who has submitted a proposal in accordance with the requirements of our bylaws as in effect from time to time. For our 2020 Annual Meeting of Stockholders, a stockholder notice must be received by our Secretary at Cornerstone OnDemand, Inc., 1601 Cloverfield Blvd., Suite 620 South, Santa Monica, California 90404, no earlier than February 11, 2020 and no later than March 12, 2020. However, if our 2020 Annual Meeting of Stockholders is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of our 2019 Annual Meeting of Stockholders, then, for notice by the stockholder to be timely, it must be received by our Secretary not earlier than the close of business on the 120th day prior to our 2020 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to our 2020 Annual Meeting of Stockholders, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made. Please refer to the full text of our advance notice provisions in section 2.4 of our bylaws for additional information and requirements. A copy of our bylaws may be obtained by writing to our Secretary at the address listed above.

Stockholders Sharing the Same Address

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders. Under this process, multiple stockholders sharing an address will receive a single copy of the Notice and, if applicable, and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. Any stockholders who object to or wish to begin householding may notify Broadridge

Householding Department by phone at 1-800-542-1061 or by mail to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Fiscal Year 2018 Annual Report and SEC Filings

Our financial statements for the fiscal year ended December 31, 2018 are included in our Annual Report on Form 10-K, which we filed with the SEC on February 26, 2019. Our Annual Report and this proxy statement are posted on our website at investors.cornerstoneondemand.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Investor Relations at Cornerstone OnDemand, Inc., 1601 Cloverfield Blvd., Suite 620 South, Santa Monica, California 90404.

*        *        *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone, by using the Internet as instructed on the enclosed proxy card or by executing and returning, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

The Board of Directors

Santa Monica, California

April 26, 2019

Appendix A

CORNERSTONE ONDEMAND, INC.

2010 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including, but not limited to, U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Cornerstone OnDemand, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. For avoidance of doubt, as set forth in Section 4(c), the Administrator may not implement an Exchange Program.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock as quoted on such exchange or system on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the foregoing under this Section 2(q), for federal, state and local income or other tax reporting purposes, fair market value will be determined by the Company (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) “Inside Director” means a Director who is an Employee.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to the Plan.

(x) “Outside Director” means a Director who is not an Employee.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Participant” means the holder of an outstanding Award.

(aa) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(bb) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(cc) “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on continued service, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(dd) “Plan” means this 2010 Equity Incentive Plan, as may be amended from time to time.

(ee) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(ff) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(gg) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(hh) “Section 16(b)” means Section 16(b) of the Exchange Act.

(ii) “Section 409A” means Section 409A of the Code and the final regulations and any guidance promulgated thereunder, as may be amended from time to time.

(jj) “Securities Act” means the Securities Act of 1933, as amended.

(kk) “Service Provider” means an Employee, Director or Consultant.

(ll) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(mm) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(nn) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(oo) “Tax Obligations” means tax, social insurance and social security liability obligations and requirements in connection with the Awards, including, without limitation, (i) all federal, state, and local income, employment and any other taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company (or Company’s Parent or Subsidiary, as applicable), (ii) the Participant’s and, to the extent required by the Company (or its Parent or Subsidiary, as applicable), the Company’s (or its Parent’s or Subsidiary’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of an Award or sale of Shares issued under the Award, and (iii) any other taxes or social insurance or social security liabilities or premium the responsibility for which the Participant has, or has agreed to bear, with respect to such Award (or exercise thereof or issuance of Shares or other consideration thereunder).

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is equal to (A) the initial approved Share reserve of 3,500,000 Shares, (B) the Shares reserved under the Company’s 2009 Equity Incentive Plan (the “Existing Plan”) that, as of the date of effectiveness of the registration statement filed in connection with the Company’s initial public offering in 2011 (the “IPO”), had not been issued or were not subject to any awards granted under the Existing Plan, which were automatically added to the Plan according to its terms, (C) each Share reserve increase previously made pursuant to the annual evergreen provision according to the terms of the Plan, and (D) Shares subject to awards granted under the Existing Plan that, after the date of the IPO, expired or otherwise terminated without having been exercised in full and Shares issued pursuant to awards granted under the Existing Plan that were forfeited to or repurchased by the Company, plus any

Shares subject to stock options or similar awards granted under the Existing Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the Existing Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to the Existing Plan equal to 6,262,797 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan (unless repurchased as specified in this subsection (b) below). If an Option or Stock Appreciation Right Award expires or becomes unexercisable without having been exercised in full, the unexercised Shares which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). If an Award of Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares (each, a “Full Value Award”) is forfeited or repurchased by the Company due to failure to vest, then the forfeited or repurchased Shares subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares used to pay the exercise or purchase price of an Award or to satisfy the Tax Obligations related to an Award will cease to be available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. For purposes of clarification, no Shares purchased by the Company with proceeds received from the exercise of an Option will become available for issuance under this Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price,

the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws;

(viii) to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards;

(ix) to allow Participants to satisfy Tax Obligations in such manner as prescribed in Section 15 of the Plan;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Limitations.

(i) No Implementation of Exchange Programs. The Administrator will not be permitted to implement an Exchange Program.

(ii) Dividend Payments. Dividends and other distributions payable with respect to Shares subject to Awards will not be paid before the underlying Shares vest.

(d) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by law.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Grant of Stock Options. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b) Stock Option Agreement. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of an Incentive Stock Option granted to any Employee other than an Employee described in paragraph a) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code

(v) At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(d) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(e) Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(f) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(g) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(h) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify any Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of any applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of any applicable Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During any applicable Period of Restriction and subject to the limitations contained in Section 4(c), Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8. Restricted Stock Units.

(a) Grant of Restricted Stock Units. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Restricted Stock Unit Agreement. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(d) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Sections 6(e), 6(f), 6(g) and 6(h) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Performance Units/Shares Agreement and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(c) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. Outside Director Award Limitations. No Outside Director may be granted, in any Fiscal Year, Awards (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) that, in the aggregate, exceed $500,000, provided that such amount is increased to $800,000 in the Fiscal Year of his or her initial service as an Outside Director. Any Awards provided to an individual for his or her services as an Employee, or for his or her services as a Consultant other than as an Outside Director, will be excluded for purposes of this Section 11.

12. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property, but excluding any ordinary or otherwise regularly recurring cash dividends), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award and the numerical Share limits in Section 3 of the Plan.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, and subject to any vesting acceleration provisions in an Award or other agreement, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 14(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of the same Award, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise the Participant’s outstanding Option and Stock Appreciation Right (or portion thereof) that is not assumed or substituted for, including Shares as to which such Award would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted for in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that such Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, and unless otherwise provided in an Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 14(c) to the contrary, if a payment under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement or other agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

(d) Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Units and Performance Shares, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

15. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any Tax Obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Tax Obligations with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, check or other cash equivalents, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (e) any combination of the foregoing methods of payment. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. Notwithstanding the foregoing, in no event will the Company or any Parent, Subsidiary or other affiliate of the Company have any liability or obligation to reimburse, indemnify, or hold harmless any Participant for any taxes, interest, or penalties imposed, or other costs incurred, as a result of Section 409A.

16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company or any Parent or Subsidiary, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon approval of the Plan by the stockholders of the Company at the 2019 Annual Meeting of Stockholders. It will continue in effect for a term of ten (10) years from the date of such stockholder approval, unless terminated earlier under Section 19 of the Plan.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

23. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award will be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws.

VOTE BY INTERNET - www.proxyvote.com
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
CORNERSTONE ONDEMAND, IN C . 1601 CLOVERFIELD BLVD. SUITE 620 SOUTH
SANTA MONICA, CA 90404
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the
The Board of Directors recommends you vote FOR nominee(s) on the lin e below. the following:
“ I
1. Election of Directors
Nominees
01 Dean Carter 02 Elisa A. Steele
The Board of Directors recommends you vote FOR the following proposals: For Against Abstain
2. To approve, on an advisory basis, the compensation of our named executive officers.
3. To ratify the appointment of PricewaterhouseCoopers LLP as Cornerstone OnDemand, In c .’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
4. To approve an amendment and restatement of the Cornerstone OnDemand, Inc. 2010 Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Please sign exactly as your name(s, appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
0000421189_1 r1.01.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com .
CORNERSTONE ONDEMAND, INC. Annual Meeting of Shareholders June 11, 2019 1:00 PM Pacific Daylight Time This proxy is solicited by the Board of Directors
The undersigned stockholder of CORNERSTONE ONDEMAND, INC. (“Cornerstone”), a Delaware corporation, hereby appoints Adam L. Miller and Adam Weiss, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2019 Annual Meeting of Stockholders of Cornerstone to be held on June 11, 2019, at 1:00 p.m. Pacific Time, at Cornerstone’s corporate headquarters at 1601 Cloverfield Blvd., Suite 620 South, Santa Monica, CA 90404 and at any adjournment or postponement thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if there personally present upon such business as may properly come before the meeting, including the items on the reverse side of this form.
This proxy, when properly executed, will be voted as directed, or, if no contrary direction is indicated, will be voted “FOR” all nominees in Proposal 1, “FOR” Proposal 2, “FOR” Propsoal 3 and “FOR” Proposal 4.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
Continued and to be signed on reverse side
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